Exhibit 10.4

$25,000,000

AMENDED AND RESTATED

senior first LIEN SECURED

CREDIT AGREEMENT

Non-Revolving

Between

Rampant Lion Energy, LLC

a Louisiana limited liability company

as Borrower

and

Macquarie Bank Limited,

a bank incorporated in accordance with the laws of Australia,

as Lender

_________________________________

Dated as of September 14, 2006

TABLE OF CONTENTS

Article I Definitions

Section 1.1.

Specific Defined Terms

1

Section 1.2.

Other Capitalized Terms

12

Section 1.3.

Exhibits and Schedules

12

Section 1.4.

Amendment of Defined Instruments

12

Section 1.5.

References and Titles

12

Article II The Term Loan

12

Section 2.1.

Maximum Commitment; Development Plan.

12

Section 2.2.

Availability and Purpose of Advances

13

Section 2.3.

Advance Procedure.

13

Section 2.4.

Term Note

14

Section 2.5.

Interest.

14

Section 2.6.

Repayment of Principal of and Interest on the Term Loan; Net Operating Cash Flow.

14

Section 2.7.

Time and Place of Payments

15

Section 2.8.

Borrower Sub-Account.

15

Section 2.9.

Optional Prepayment of the Term Loan

16

Section 2.10.

Mandatory Prepayment of the Term Loan

16

Section 2.11.

Revenues Remaining in the Borrower Sub-Account

16

Section 2.12.

Taxes.

16

Section 2.13.

Fees.

18

Article III Security

18

Section 3.1.

Grant of Security Interests

18

Section 3.2.

Pledged Interests

19

Section 3.3.

Equipment.

19

Section 3.4.

Subordination Agreements

19

Article IV Representations and Warranties

19

Section 4.1.

Formation and Existence

19

Section 4.2.

Executive Offices

19

Section 4.3.

Capitalization; Ownership; Subsidiaries

19

Section 4.4.

Authorization; Non-Contravention

19

Section 4.5.

Solvency

20

Section 4.6.

Omissions and Misstatements

20

Section 4.7.

Joint Venture

20

Section 4.8.

Commissions; Expenses

20

Section 4.9.

Tax Returns

20

Section 4.10.

Litigation; Governmental Proceedings

20

Section 4.11.

Ownership of Collateral; Interests

21

Section 4.12.

Indebtedness

21

Section 4.13.

Trademarks, Etc

21

Section 4.14.

Other Leases

21

Section 4.15.

Investments. Borrower:

21

Section 4.16.

Environmental Matters

21

Section 4.17.

Operating Permits and Licenses

22

Section 4.18.

Maintenance of Properties

22

Section 4.19.

USA Patriot Act Representation

22

Section 4.20.

Contingent Liabilities

23

Section 4.21.

Restrictions on Equipment

23

Section 4.22.

Unpaid Bills

23

Section 4.23.

Taxpayer Identification

23

Section 4.24.

Investment Company

23

Section 4.25.

Borrower Not a Public Company

23

Section 4.26.

Other Agreements

23

Section 4.27.

Basic Documents

23

Section 4.28.

Farmout Agreements and Subject Contracts, Etc

23

Section 4.29.

Operating Agreements

24

Section 4.30.

No Unusual Agreements

24

Section 4.31.

Suspense of Proceeds

24

Section 4.32.

Employee Plans

24

Section 4.33.

Use of Proceeds

24

Section 4.34.

Borrower’s Interests in the Properties

24

Section 4.35.

Insurance

24

Section 4.36.

No Material Adverse Effect

24

Section 4.37.

No Other Interest in the Properties

24

Section 4.38.

Conduct of Business Since Formation

24

Section 4.39.

Restriction on Liens

25

Section 4.40.

Hedging Agreements

25

Section 4.41.

Marketing of Production

25

Section 4.42.

Deposit Accounts

25

Section 4.43.

Labor Matters

25

Section 4.44.

Vendor Liens

25

Section 4.45.

Eligible Contract Participant

25

Section 4.46.

Enforceability of Other Agreements

25

Article V Financial Statements and Information; Certain Notices to Lender

25

Section 5.1.

Property Operating Statement

25

Section 5.2.

Annual Reports

26

Section 5.3.

Monthly Financial Reports

26

Section 5.4.

Certificate of Financial Officer; Compliance

26

Section 5.5.

Default Notices

26

Section 5.6.

Reserve Reports.

27

Section 5.7.

Other Information

28

Section 5.8.

Daily Field Reports

28

Section 5.9.

Weekly Production Reports

28

Section 5.10.

Monthly Field Activity Reports

28

Section 5.11.

AFEs

29

Section 5.12.

Test Results; Core Analyses; Surveys and Logs

29

Section 5.13.

Advance Notice of Operations

29

Section 5.14.

Reports Made to a Governmental Authority

29

Section 5.15.

Charter Documents

29

Section 5.16.

Information to Members

29

Section 5.17.

Certificate of Authorized Officer; Hedging Agreements

29

Section 5.18.

Certificate of Insurer; Insurance Coverage

29

Section 5.19.

Updated Development Plan

29

Article VI Affirmative Covenants

29

Section 6.1.

Preservation of Existence

29

Section 6.2.

Affiliate Transactions

30

Section 6.3.

Compliance with Law

30

Section 6.4.

Environmental Matters

31

Section 6.5.

Records

31

Section 6.6.

Litigation

31

Section 6.7.

Damage to Collateral

31

Section 6.8.

Solvency

31

Section 6.9.

Insurance. Borrower shall

31

Section 6.10.

Delivery of Instruments

32

Section 6.11.

Consultants

32

Section 6.12.

Creditors

33

Section 6.13.

Inspection

33

Section 6.14.

Compliance Opinions and Reports

33

Section 6.15.

Operators

33

Section 6.16.

Purchasers of Hydrocarbons

34

Section 6.17.

Access to Officers, Employees and Agents

34

Section 6.18.

Use of Proceeds; Development of Properties

34

Section 6.19.

Bonds

34

Section 6.20.

Hedging Hydrocarbon Production

34

Section 6.21.

Minimum Payments

34

Section 6.22.

Post-Closing Title Opinions

34

Section 6.23.

Continuing Enterprise

35

Section 6.24.

Venue for Debtor Relief Proceedings

35

Section 6.25.

Access to Seismic and Geophysical Data

35

Section 6.26.

Liens on Collateral

35

Section 6.27.

Financial Ratios

35

Section 6.28.

Use of Additional Equity

35

Section 6.29.

Payment of Taxes

35

Section 6.30.

Event of Default

35

Section 6.31.

Legal Opinions

35

Section 6.32.

Documents

35

Section 6.33.

ERISA

35

Section 6.34.

Net Operating Cash Flow

35

Section 6.35.

Net Revenue Interest Production Levels

35

Article VII Negative Covenants

36

Section 7.1.

Debt

36

Section 7.2.

Accounts

36

Section 7.3.

Guaranties

36

Section 7.4.

Ownership and Business Operations

36

Section 7.5.

Liens and Encumbrances

37

Section 7.6.

Investments

37

Section 7.7.

Subsidiaries and Divestitures

37

Section 7.8.

Compliance with Laws

38

Section 7.9.

Dividends and Distributions

38

Section 7.10.

Modifications

38

Section 7.11.

Development Expenditures

38

Section 7.12.

Minimum Quarterly Net Operating Cash Flow

38

Section 7.13.

Minimum Quarterly Net Revenue Interest Production Levels

38

Section 7.14.

Other

38

Section 7.15.

Proceeds of Notes

39

Section 7.16.

Limitation on Leases

39

Section 7.17.

Nature of Business

39

Section 7.18.

Deposit Accounts

39

Section 7.19.

No Severance Agreements

39

Section 7.20.

G&A Expenses

39

Section 7.21.

Commodity Deliveries

39

Section 7.22.

Disqualified Capital Stock

39

Section 7.23.

Warranties, Representations, Covenants

39

Article VIII Further Rights of Lender

39

Section 8.1.

Delivery of Additional Documents; Power of Attorney

39

Section 8.2.

Payments by Lender

40

Section 8.3.

Possession

40

Section 8.4.

Indemnification from Borrower

40

Section 8.5.

Removal and Appointment of Operator

41

Article IX Closing; Conditions Precedent to Closing

41

Section 9.1.

Closing

41

Section 9.2.

Conditions to Making the Initial Advance

42

Section 9.3.

General Additional Conditions Precedent

45

Section 9.4.

Tranche C Additional Conditions Precedent

46

Section 9.5.

Post-Closing Condition

46

Article X Events of Default

46

Section 10.1.

Events of Default

46

Article XI Remedies of Lender

49

Section 11.1.

Remedies

49

Section 11.2.

Collateral

49

Section 11.3.

Set-Off Rights

49

Section 11.4.

Rights Under Operating Agreements

49

Article XII Miscellaneous

49

Section 12.1.

Remedies Cumulative

49

Section 12.2.

Assignment

50

Section 12.3.

Notices

50

Section 12.4.

Waivers; Amendments

51

Section 12.5.

Confidentiality

51

Section 12.6.

Final Agreement

51

Section 12.7.

WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC

51

Section 12.8.

GOVERNING LAW

52

Section 12.9.

No Third-Party Beneficiaries

52

Section 12.10.

Fees, Costs and Expenses

52

Section 12.11.

Compliance with Law

52

Section 12.12.

Obligations are Non-Recourse to Members

53

Section 12.13.

Severability

53

Section 12.14.

Captions; Headings

53

Section 12.15.

Construction

53

Section 12.16.

Additional Documents

53

Section 12.17.

Counterpart Execution

53

Section 12.18.

EXCULPATION PROVISIONS

53

Section 12.19.

No Other Agreements; No Parol Evidence

53

Exhibit A

Description of Properties; Interests

Exhibit B

Form of Term Note

Exhibit C

Form of Advance Request

Exhibit D

Form of Property Operating Statement

Exhibit E

Existing and Approved Purchasers

Exhibit F

Form of Subordination Agreement

Exhibit G

Form of Notice to Purchasers

Exhibit H

Aged Payables and Other Liabilities

Exhibit I

Deposit Account Control Agreement

Exhibit J

Medco Energi Participation Agreement

Annex A

Loan Documents

Schedule 2.1

Development Plan

Schedule 2.2(a)

Source and Use of Funds

Schedule 2.3(b)

Approved Authorizations for Expenditure (“AFEs”)

Schedule 2.3(d)

Authorized Signatories on Advance Requests

Schedule 4.3

Ownership of Equity Interests of Borrower

Schedule 4.10

Litigation

Schedule 4.12

Indebtedness

Schedule 4.16

Environmental Matters

Schedule 4.20

Contingent Liabilities

Schedule 4.28

Farmout Agreements and Subject Contracts

Schedule 4.29

Operators/Operating Agreements

Schedule 4.40

Hedging Agreements

Schedule 4.41

Marketing Contracts

Schedule 4.42

Deposit Accounts

Schedule 6.9

Insurance

Schedule 6.19

Bonds and Qualifications

Schedule 6.20

Price Risk Management Program

Schedule 7.1(b)

Authorized Capital Leases

Schedule 7.5

Liens and Encumbrances

Schedule 7.12

Minimum Quarterly Net Operating Cash Flow

Schedule 7.13

Minimum Quarterly Production Levels (Borrower’s NRI production)

Schedule 9.2

Minimum Price for Hedged Hydrocarbons

AMENDED AND RESTATED SENIOR FIRST LIEN

SECURED LOAN CREDIT AGREEMENT

This Amended and Restated Senior First Lien Secured Credit Agreement (this “Agreement”) is dated as of September 14, 2006, between Rampant Lion Energy, LLC, a Louisiana limited liability company, having its principal executive office and place of business at 9700 Richmond Avenue, Suite 124, Houston, Texas 77042 (“Borrower”), and Macquarie Bank Limited, a bank incorporated in accordance with the laws of Australia, with offices at Level 15, 1 Martin Place, Sydney, New South Wales, 2000 Australia (“MBL” or “Lender”).

Background:

A.

Borrower and Lender entered into that certain $1,500,000 Secured Credit Agreement, dated as of February 10, 2006 (the “Original Credit Agreement”), for the purpose of making available to Borrower a senior, secured term loan on a non-revolving basis;

B.

Borrower and Lender desire to amend and restate the Original Credit Agreement in its entirety with this Agreement to make available to Borrower a senior secured term loan for the purposes set forth in this Agreement;

C.

In connection with Lender making available to Borrower the financial accommodations described in this Agreement, Borrower will grant to Lender a first-priority mortgage Lien and a first-priority perfected security interest in all of the real and personal property of Borrower subject only to the Permitted Encumbrances (defined below); and

D.

To further induce Lender to enter into this Agreement, Borrower will assign the Net Profits Interest (defined below) to Lender or its designee.

Agreements:

In consideration of the terms, covenants, provisions and conditions set forth in this Agreement, Borrower and Lender agree as follows:

ARTICLE I
Definitions

Section 1.1.

Specific Defined Terms

As used herein, the following terms shall have the following meanings and, as the context requires, the singular shall include the plural:

“Adjusted PV Ratio” means, as of any date, the ratio of (a) the Total Adjusted Present Value to (b) Borrower’s Net Indebtedness.

“Advance” means an advance of funds under the Term Loan by Lender at the Contract Rate pursuant to Article II of this Agreement.

“Advance Fee” has the meaning assigned to such term in Section 2.13(b êêê.

“Advance Request” means a request for an Advance under the Term Loan in substantially the form of Exhibit C hereto.

“AFE” means an authorization for expenditure representing an estimate of work to be performed. AFE’s shall not include COPAS overhead or other similar expenses related to Borrower’s overhead expense, except to the extent that the COPAS charges are part of the Operator’s AFE, where Borrower (or any Affiliate of Borrower) is not the Operator.

“Affiliate” means as to any Person (a) any other Person who directly or indirectly controls, is under common control with, or is controlled by such Person, (b) any director or officer of such Person or of any Person referred to in clause (a) above, or (c) if any Person in clause (a) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of Equity Interests, by contract or otherwise); provided that, in any event, (i) any Person who owns directly or indirectly ten percent (10%) or more of the Equity Interests having ordinary voting power for the election of directors or other governing body of a corporation or ten percent (10%) or more of the Equity Interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person, and (ii) any Subsidiary of any Borrower shall be deemed to be an Affiliate of Borrower. Notwithstanding the foregoing, neither Lender nor Lender’s Affiliate shall be deemed an Affiliate of Borrower.

“Agreement” has the meaning assigned to that term in the first paragraph hereof, and any amendment, modification or restatement.

“Apache Production Handling Agreement” means that certain agreement by and among Apache Corporation and Medco Energi US LLC, or a counterparty acceptable to Lender in its sole and absolute discretion, and upon terms satisfactory in form and substance to Lender in its sole and absolute discretion.

“Applicable Percentage” means one hundred percent (100%).

“Archie/Humble Formula” means equation number fifty-nine (59) as set forth in the Petroleum Production Handbook, Thomas C. Frick, Editor-in-Chief, R. William Taylor, Associate Editor, Volume II, Reservoir Engineering, copyright @ 1962, Library of Congress Catalog Card Number: 60-10601, Second Printing.

“Authorized Officer” has the meaning assigned to that term in Section 5.1(b).

“Availability Termination Date” means, unless extended in writing by Lender, (a) with respect to Tranche A, on Closing, (b) with respect to Tranches B, C, and D, through a period twelve (12) months following Closing, and (c) with respect to Tranche E, through a period eighteen (18) months following Closing.

“Bankruptcy Code” means Title 11 of the United States Code as amended from time to time.

“Basic Documents” means Leases, Operating Agreements, Hydrocarbon purchase, sales, exchange, processing, gathering, treatment, compression and transportation agreements; farmout or farm-in agreements; unitization agreements; joint venture, exploration, limited or general partnership, dry hole, bottom hole, acreage contribution, purchase and acquisition agreements; area of mutual interest agreements; salt water disposal agreements, servicing contracts; easement and/or pooling agreements; surface leases, permits, licenses, rights-of-way, servitudes or other interests appertaining to the Properties and all other executory contracts and agreements relating to the Properties.

“Borrower” has the meaning assigned to that term in the first paragraph hereof.

“Borrower Sub-Account” has the meaning assigned to such term in Section 2.8(a).

“Business Day” means any day other than a Saturday, Sunday or other day in which banking institutions in the city of New York are authorized or obligated by law or executive order to close.

“Capital Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

“Change of Control” means the occurrence of any event pursuant to which the management of Borrower is, in the reasonable opinion of Lender, materially diminished as a result of the failure of John M. Jurasin to devote sufficient professional efforts to the management of Borrower and the development of the Properties.

“Charter Documents” means, as applicable for any Person that is not an individual, the articles or certificate of incorporation or formation, certificate of limited partnership, regulations, bylaws, partnership or limited partnership agreement, limited liability agreement, company agreement, and all similar documents related to the formation and governance of that Person, together with all amendments to any of them.

“Closing” means the execution by Borrower and other applicable parties and the delivery to Lender of the Loan Documents (as hereinafter defined) and all other documents contemplated by this Agreement.

“Closing Date” has the meaning assigned to that term in Section 9.1.

“Collateral” means the Properties, all Personal Property and the Pledged Interest.

“Commitment Fee” has the meaning assigned to such term in Section 2.13(a).

“Contract Rate” means a floating rate, calculated and payable on a monthly basis in arrears based on a 360-day year, equal to the rate per annum of the Prime Rate plus four percent (4.00%).

“COPAS” means the Accounting Procedures for Joint Operations Recommended by the Council of Petroleum Accountants Societies, then in effect, with respect to onshore or offshore operations, as applicable, and as applied to properties located in the same geographical area with the Leases.

“Crude Oil” means all crude oil, condensate and other liquid hydrocarbon substances.

“Current Assets” means on any date of determination, the consolidated current assets that would, in accordance with GAAP, be classified as of that date as current assets, less any non-cash amount required to be included in Current Assets as the result of the application of FASB Statement 133 or FASB Statement 143 (or any successor GAAP which serves to amend, supplement or replace FASB Statements 133 and 143).

“Current Liabilities” means, on any date of determination, the consolidated obligations that would, in accordance with GAAP, be classified as of that date as current liabilities, excluding (a) non-cash obligations under FASB Statement 133 or FASB Statement 143 (or any successor GAAP which serves to amend, supplement or replace FASB statement 133 and 143) and (b) excluding the current portion of long-term Debt.

“Current Ratio” means, as of any date, the ratio of (a) Borrower’s Current Assets to (b) Borrower’s Current Liabilities on that date.

“Debt” means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money as evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments; (b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable and all accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of property or services; (d) all obligations under Capital Leases; (e) all obligations under Synthetic Leases; (f) all Debt (as defined in the other clauses of this definition) of others secured by a Lien on any property of such Person, whether or not such Debt is assumed by such Person; (g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or property of others; (i) obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements in the ordinary course of business; (j) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (k) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; (l) Disqualified Capital Stock; and (m) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP.

“Debtor Relief Laws” means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, insolvency, rearrangement, moratorium, reorganization, fraudulent transfer or conveyance, or similar debtor relief laws affecting the rights of creditors generally from time to time in effect.

“Default” means the occurrence of any event which, with the lapse of time or the giving of notice or both will become an Event of Default hereunder.

“Default Rate” has the meaning assigned to that term in Section 2.5(a).

“Defensible Title” means with respect to each Property, title that (a) entitles the Person to receive (free and clear of all royalties appearing or not appearing of record, all overriding royalties except the Net Profits Interest, and all net profits interests or other burdens on or measured by production of Hydrocarbons) not less than the Net Revenue Interest set forth on Exhibit A in all Hydrocarbons produced, saved and marketed from the Property for the productive life of the Property, free and clear of any Lien, other than the Permitted Encumbrances and any Liens, which are in favor of Lender and its Affiliates or are permitted hereunder; and (b) obligates such Person to bear costs and expenses relating to the maintenance, development and operation of such Property in an amount not greater than the Working Interest set forth on Exhibit A for the productive life of such Property.

“Deposit Account Control Agreement” means a Deposit Account Control Agreement among Borrower, Lender and the depository bank(s) in the form of Exhibit I covering the deposit accounts set forth in Schedule 4.42.

“Development Plan” means the comprehensive plan or plans in effect from time to time with respect to development projects contemplated for Tranches B, C, D and E including the initial Development Plan for projects to be funded under Tranches B and C attached hereto as Schedule 2.1. The Development Plan shall provide for but not be limited to the location, timing and estimated costs of Wells to be drilled as well as names of key personnel required to undertake those operations and their associated responsibilities, supported by documentation of Well designs and procedures. The Development Plan shall be satisfactory to Lender in its sole and absolute discretion. The Development Plan may be amended, modified or replaced from time to time with the written approval of Lender.

“Disqualified Capital Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible into or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is one year after the earlier of (a) the Maturity Date and (b) the date on which there are no Advances or other obligations hereunder outstanding and all commitments (conditional or otherwise) of Lender to make additional Advances are terminated.

“EBITDA” means for Borrower for any period (a) net income, in accordance with GAAP for such period plus (b) to the extent deducted in determining net income for such period, interest expense, income taxes and non-cash depreciation and amortization expense for such period, minus (c) all non-cash income added to net income for such period. EBITDA shall be calculated without including non-cash mark-to-market adjustments arising from the application of FASB Statement 133 or FASB Statement 143 (or any successor GAAP which serves to amend, supplement or replace FASB Statements 133 and 143).

“Employee Plan” means an employee pension benefit plan covered by Title IV of ERISA.

“Engineers” means an independent petroleum engineering firm selected by Borrower and approved by Lender in writing from time to time.

“Environmental and Safety Regulations” means all applicable foreign, federal, state or local laws, ordinances, codes, rules, orders and regulations with respect to any environmental, pollution, toxic or hazardous waste or health and safety law, including, without limitation, those promulgated by the United States Environmental Protection Agency, the Federal Energy Regulatory Commission, the Department of Energy, the Occupational Safety and Health Administration, the Department of the Interior, or any other foreign, federal or state regulatory agency, or any of their predecessor or successor agencies.

“Environmental Laws” shall mean any and all Governmental Requirements and Environmental and Safety Regulations pertaining to health or the environment in effect in any and all jurisdictions in which Borrower is conducting or at any time has conducted business, or where any Property of Borrower is located, including without limitation, the OPA, CERCLA, RCRA, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection laws. The term “oil” shall have the meaning specified in OPA, the terms “hazardous substance” and “release” (or “threatened release”) have the meanings specified in CERCLA, and the terms “solid waste” and “disposal” (or “disposed”) have the meanings specified in RCRA; provided, however, that (a) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (b) to the extent the laws of the state in which any Property of Borrower is located establish a meaning for “oil,” “hazardous substance,” “release,” “solid waste” or “disposal” which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

“Equipment” has the meaning assigned to that term in the UCC and includes all surface or subsurface machinery, goods, equipment, fixtures, inventory, facilities, supplies or other personal or moveable property of whatsoever kind or nature (excluding property rented by Borrower or taken to the premises for temporary uses) now owned or hereafter acquired by Borrower which are now or hereafter located on or under any of the lands attributable to the Properties which are used for the production, gathering, treatment, processing, storage or transportation of Hydrocarbons and whether or not attributable to the Properties (together with all accessions, additions and attachments to any thereof), including, without limitation, all Wells, casing, tubing, tubular goods, rods, pumping units and engines, Christmas trees, platforms, derricks, separators, compressors, gun barrels, flow lines, water injection lines, tanks, gas systems (for gathering, treating and compression), pipelines (including gathering lines, laterals and trunklines), chemicals, solutions, water systems (for treating, disposal and injection), power plants, poles, lines, transformers, starters and controllers, machine shops, tools, storage yards and equipment stored therein, telegraph, telephone and other communication systems, loading docks, loading racks, shipping facilities, platforms, well equipment, wellhead valves, meters, motors, pumps, tankage, regulators, furniture, fixtures, automotive equipment, forklifts, storage and handling equipment, together with all additions and accessions thereto, all replacements and all accessories and parts therefor, all manuals, blueprints, documentation and processes, warranties and records in connection therewith including, without limitation, any and, to the extent permitted, all seismic data, geological data, geophysical data and interpretation of any of the foregoing, all rights against suppliers, warrantors, manufacturers, sellers or others in connection therewith, and together with all substitutes for any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and related rules and regulations.

“Event of Default” has the meaning assigned to that term in Section 10.1.

“Facility Termination Date” means the earliest of (i) the Maturity Date, (ii) the date on which Borrower has paid and discharged in full all Obligations (as hereinafter defined) to Lender, or (iii) the date on which Lender has notified Borrower of the acceleration of payment of all Obligations hereunder because of the occurrence of an Event of Default.

“Federal Reserve Board” has the meaning assigned to that term in Section 4.33.

“First Reserve Report Effective Date” means that date commencing three months after first production.

“G&A Cap” means $55,000 per calendar month for six months commencing the month of first commercial production from the Properties and thereafter ten percent (10%) of monthly Net Operating Cash Flow (calculated without deduction of such capped G&A Expenses).

“G&A Expenses” means the general and administrative expenses of Borrower, including capitalized general and administrative expenses, calculated in accordance with GAAP (excluding all non-cash charges).

“GAAP” means generally accepted accounting principles recognized as such by the Financial Accounting Standards Board consistently applied and maintained throughout the period indicated and consistent with applicable laws, except for changes mandated by the Financial Accounting Standards Board or any similar accounting authority of comparable standing. If any change in any accounting principle or practice is required by the Financial Accounting Standards Board in order for such principle or practice to continue as a generally accepted principle or practice, all financial reports or statements required hereunder or in connection herewith may be prepared in connection with such change, but all calculations and determinations to be made hereunder may be made in accordance with such change only if Borrower and Lender agree to do so. Whenever any accounting term is used herein which is not otherwise defined, it shall be interpreted in accordance with GAAP.

“Governmental Authority” means the government of the United States of America, any other nation, or any political subdivision thereof, whether state, local or tribal, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers, jurisdiction or functions of or pertaining to government over Borrower, any Affiliate of Borrower, the Properties, any Affiliate, any of their properties or Lender.

“Governmental Requirements” means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement, whether now or hereinafter in effect, including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

“GR” means the gamma ray log reading.

“GR Sand” means the GR of sand.

“GR Shale” means the GR of shale.

“Guarantor” means Jurasin Oil & Gas, Inc.

“Guaranty” means a deed of guaranty and indemnity between the Guarantor and the Lender, in form and substance acceptable to Lender, whereby Guarantor agrees to guarantee the repayment of the Obligations.

“Hazardous Materials” means and include (a) all elements or compounds that are contained in the list of hazardous substances adopted by the United States Environmental Protection Agency and the list of toxic pollutants designated by Congress or the Environmental Protection Agency or under any Hazardous Substance Laws (as hereinafter defined), and (b) any “hazardous waste,” “hazardous substance,” “toxic substance,” “regulated substance,” “pollutant” or “contaminant” as defined under any Hazardous Substance Laws.

“Hazardous Substance Laws” means CERCLA, RCRA, the Federal Water Pollution Control Act, as amended, 33 U.S.C. 1251 et seq., the Toxic Substances Control Act, 15 U.S.C. 2601 et seq., the Hazardous Liquid Pipeline Safety Act of 1979, as amended, 40 U.S.C. 2001 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. 136 et seq., the Federal Clean Air Act, 42 U.S.C. 7401 et seq., any so-called federal, state or local “superfund” or “superlien” statute, and any other applicable federal, state or local law, rule, regulation or ordinance related to the remediation, clean-up or reporting of environmental pollution or contamination or imposing liability (including strict liability) or standards of conduct concerning any Hazardous Materials.

“Hedging Agreement” means

(a)

any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index options, swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any Master Agreement (as defined in paragraph (b) below); including any Swap Agreement, and

(b)

any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivates Association, Inc. or any International Foreign Exchange Master Agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Highest Lawful Rate” means, with respect to Lender, the maximum nonusurious interest rate, if any, that at any time, or from time to time may be contracted for, taken, reserved, charged or received on the Term Note or on other Obligations under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof.

“Hydrocarbons” means all Crude Oil and Natural Gas.

“Indemnified Parties” has the meaning assigned to that term in Section 8.4(a).

“Interest Coverage Ratio” means, as of any date, the ratio of (i) Borrower’s EBITDA for the four (4) most recent fiscal quarters commencing after the date hereof (or, with respect to Borrower’s first fiscal year, an annualized EBITDA) to (ii) Borrower’s aggregate interest expense for all Debt (including Debt under this Agreement) for the same period.

“Investment” means, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of Equity Interests of any other Person or any agreement to make any such acquisition (including, without limitation, any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); or (c) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

“Lease” or “Leases” means, whether one or more, (a) those certain oil and gas leases set forth in the descriptions of the Properties attached as Exhibit A hereto, and any other interests in the Leases or any other lease of real property, whether now owned or hereafter acquired by Borrower, and any extension, renewals, corrections, modifications, elections or amendments (such as those relating to unitization) of any such Lease or Leases, or (b) other oil, gas and/or mineral leases or other interests pertaining to the Properties, whether now owned or later acquired, which may now and hereafter be made subject to the Lien of any of the Security Documents and any extension, renewals, corrections, modifications, elections or amendments (such as those relating to unitization) of any such lease or leases. The term shall include any permit, concession or similar grant by a Governmental Authority authorizing the development, exploration, extraction and sale of Hydrocarbons.

“Lender” has the meaning assigned to that term in the first paragraph of this Agreement, and includes the initial Lender identified in this Agreement and its successors and one or more assignees to the extent any of them is a holder of the Term Note or any interest in the Term Note.

“Lender Participation Documents” means, collectively, (a) any participation and intercreditor agreement evidencing any transaction (each a “Lender Participation Transaction”) under which the initial Lender identified in this Agreement assigns to any other Person an interest in the Term Note and the rights of Lender under this Agreement and the other Loan Documents, (b) any Term Note issued by Borrower to any other Person pursuant to any Lender Participation Transaction and (c) all other documents, agreements, instruments and writings at any time delivered in connection with a Lender Participation Transaction.

“Lien” means any interest in property (real or personal) securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of oil and gas properties and the Properties. The term “Lien” shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations. For the purposes of this Agreement, Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

“Loan Documents” means this Agreement, the Term Note, the Security Documents, Lender Participation Documents, the Guaranty, the Net Profits Overriding Royalty Interest Conveyance, any Hedging Agreements, any Swap Agreements, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets, commitment letters, correspondence and similar documents used in the negotiation hereof, except to the extent the same contain information about Borrower or its Affiliates, properties, business or prospects).

“Material Adverse Effect” means any effect, event or matter:

(a)

which is materially adverse to:

(i)

the business, assets, liabilities, ownership, board membership, management or condition (financial or otherwise) of Borrower or of the Guarantor; or

(ii)

the ability of Borrower or Guarantor to perform any of its payment obligations under any of the Loan Documents; or

(b)

which results in any Security Document not providing to Lender security over the assets expressed to be secured under that Security Document.

“Maturity Date” means September 14, 2009.

“Maximum Commitment” has the meaning assigned such term in Section 2.1.

“MBL” has the meaning assigned to that term in the first paragraph of this Agreement.

“Medco Energi Participation Agreement” means that certain Mustang Island Block 758 Participation Agreement dated May 24, 2006 by and between Rampant Lion Energy, LLC and Medco Energi US LLC, attached as Exhibit J.

“MMCF” and “MCF” means one million cubic feet and one thousand cubic feet, respectively.

“MCFE” means the MCF Natural Gas equivalent. When determining the MCFE, Crude Oil Production Volumes shall be converted to Natural Gas on a basis of 1:6 (1 barrel of Crude Oil = 6 MCF of Natural Gas).

“Mortgage” means a mortgage, deed of trust, assignment of production, security agreement and financing statement and act of mortgage and security agreement securing future advances executed by Borrower and granting a first and prior Lien to or for the benefit of Lender in the Properties described therein subject only to the Permitted Encumbrances, and otherwise in form and substance satisfactory to Lender, as the same may be modified, amended or supplemented pursuant to the terms of this Agreement.

“MMS” means the Minerals Management Service.

“Natural Gas” means all natural gas, and any natural gas liquids and all products recovered in the processing of natural gas (other than condensate) including, without limitation, natural gasoline, casinghead gas, iso-butane, normal butane, propane and ethane (including such methane allowable in commercial ethane) produced from or attributable to the Properties.

“Net Indebtedness” means, as of any date, an amount equal to the sum of, without duplication, (i) the Total Committed Obligations plus (ii) the total amount of Borrower’s other Debt classified as long-term Debt under GAAP plus (iii) any Working Capital deficit or minus any cash Working Capital surplus.

“Net Operating Cash Flow” means Borrower’s gross revenue from sales of Production Volumes and all other cash receipts from whatever source (including, without limitation, if applicable, cash payments received from commodity hedging) less (a) direct lease operating expenses; (b) related severance and ad valorem taxes; (c) G&A Expenses (so long as no Event of Default has occurred and continues) not to exceed the G&A Cap; and (d) as appropriate, plus or minus cash oil and gas hedging inflows/outflows.

“Net Profits Interest” means the net profits overriding royalty interest in the Properties conveyed by Borrower to Lender or its respective designees pursuant to the Net Profits Overriding Royalty Interest Conveyance.

“Net Profits Overriding Royalty Interest Conveyance” means the Net Profits Overriding Royalty Interest Conveyance in form and substance satisfactory to Lender in its sole and absolute discretion, executed by Borrower in favor of Lender or its respective designees from time to time.

“Net Revenue Interest” means, with respect to any Property, the decimal or percentage share of Hydrocarbons produced and saved from or allocable to such Property, after deduction of all lessor and overriding royalties and other burdens on or paid out of such production.

“Obligations” means and include all loans and advances (including the Term Loan), debts, liabilities, obligations, covenants, duties and amounts owing or to be owing by Borrower or any Affiliate of Borrower to Lender or any Affiliate of Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty, letter of credit or other instrument, arising directly or indirectly, under this Agreement, the Term Note, the Security Documents, the Swap Agreement or other Hedging Agreement, or under any Loan Documents, and all renewals, extensions and/or rearrangements of any of the foregoing. The term includes, but is not limited to, all interest, reasonable charges, expenses, consultants’ and attorneys’ fees and any other sum chargeable to Borrower under this Agreement, the Term Note, the Security Documents, or any of the Loan Documents. “Obligations” shall not include any debts, liabilities, obligations, covenants or duties owing by Borrower under the Net Profits Overriding Royalty Interest Conveyance.

“OPA” means the Oil Pollution Act of 1990, as amended.

“Operating Agreement” means (a) any operating agreements covering or relating to any one or more of the Properties and (b) any subsequently executed operating agreement covering or relating to any one or more of the Properties that is approved in writing by Lender.

“Operator” means with respect to the Properties, Borrower and any other operators, including contract operators, of the Properties approved by Lender in writing pursuant to Section 8.5. The Operators for each of the Properties as of the date of execution of this Agreement are identified on Schedule 4.29.

“Other Taxes” has the meaning assigned such term in Section 2.12(b).

“Payment Date” means, prior to the repayment in full and final satisfaction of all Obligations, the twentieth day of each month, commencing on the earlier of (i) April 20, 2007 or (ii) fifty (50) days following the end of the month in which Hydrocarbon production commences from the Properties.

“PDP Coverage Ratio” means, as of any date, the ratio of (a) the PDP Present Value to (b) Total Committed Obligations.

“Permitted Encumbrances” means (a) Liens for property taxes and assessments or governmental charges or levies, provided, that payment thereof is not past due unless being contested in good faith by appropriate action promptly initiated and diligently conducted and for which appropriate reserves as may be required by GAAP have been made; (b) (i) deposits to secure the performance of bids, tenders, trade contracts or leases (other than Capital Leases) or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money or the acquisition of inventory or other property and (ii) Liens, other than any Liens imposed by ERISA, arising in the ordinary course of business or incidental to the ownership of Properties and assets (including Liens in connection with worker’s compensation, unemployment insurance and other like laws, carrier’s, mechanic’s, materialmen’s, repairmen’s, vendor’s, warehousemen’s, attorneys’ Liens, and Liens of operators and non-operators arising under Operating Agreements) for sums not past due or being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserves as may be required by GAAP have been made; (c) survey exceptions, issues with regard to the merchantability of title, easements or reservations, or rights of others for rights-of-way, servitudes, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which could not reasonably be expected to have a Material Adverse Effect; (d) Liens permitted by Lender in writing; (e) Liens on Properties in respect of judgments or awards, the indebtedness with respect to which it is permitted hereunder; (f) Liens against specific Equipment securing Debt permitted hereunder; (g) the PPI Agreement; (h) the Medco Energi Participation Agreement; (i) the Leases and the royalties reserved therein; (j) the Operating Agreement entered into pursuant to the Medco Energi Participation Agreement; and (k) the specific exceptions and encumbrances affecting one or more of the Properties as described in the Mortgages and/or the title reports, summaries and opinions delivered to Lender prior to the Closing Date BUT ONLY INSOFAR as those exceptions and encumbrances are valid and subsisting and are enforceable against the particular Lease which is made subject to those exceptions and encumbrances.

“Person” means an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, joint stock company or other similar organization, Governmental Authority, a court, or any other legal entity, whether acting in an individual, fiduciary or other capacity.

“Personal Property” means all personal property of every kind, whether now owned or later acquired, including all goods (including Equipment), documents, accounts, chattel paper (whether tangible or electronic), money, deposit accounts, letters of credit and letter-of-credit rights (without regard to whether the letter of credit is evidenced by a writing), documents, securities and all other investment property, supporting obligations, any other contract rights (including all rights in transportation agreements, processing agreements, delivery agreements and seismic agreements related to the Properties) or rights to the payment of money, insurance claims and proceeds, all general intangibles (including all payment intangibles and rights to seismic and other geophysical data) and all permits, licenses, books and records related to the Properties or the business of Borrower as it relates to the Properties in any way whatsoever.

“Pledge Agreement” means the pledge agreement executed by Guarantor in favor of Lender, as secured party, in form and substance satisfactory to Lender in its sole and absolute discretion, pursuant to which Guarantor pledges all of its Equity Interests in Borrower to Lender.

“Pledged Interests” has the meaning assigned such term in Section 3.2.

“PPI Agreement” means that agreement dated July 25, 2005, as amended by letters dated February 8, 2006 and April 24, 2006, by and among Jurasin Oil & Gas, Inc. and Paragon Petroleum, Inc.

“Prime Rate” means, at any time, the prime rate published in The Wall Street Journal’s “Money Rates” or similar table; provided that, if multiple prime rates are quoted in such table, then the highest such prime rate will be the Prime Rate and, in the event that the prime rate is no longer published by The Wall Street Journal’s “Money Rates” or similar table, then Lender may designate an alternative published index based upon comparable information as a substitute Prime Rate and upon the selection of such a substitute Prime Rate, the applicable interest rate will thereafter vary in relation to the substitute index.

“Production Volumes” means the sum of the Net Revenue Interest times gross Hydrocarbons produced from all Properties.

“Project Account” means the account identified in Section 2.7(a) or as otherwise specified in writing to Borrower by Lender.

“Property” or “Properties” means, collectively the Leases and all other real and personal property of Borrower, whether now owned or later acquired and without regard to whether such property is related to any of the Leases, including but not limited to all Personal Property and all Basic Documents associated therewith.

“Property Operating Statement” means a monthly statement substantially in the form of Exhibit D, to be prepared and delivered by Borrower to Lender in accordance with Section 2.6(b).

“Proved Developed Non-Producing Present Value” or “PDNP Present Value” means the present value discounted at ten percent (10%) of future net revenues attributable to all PDNP Reserves from the Properties calculated based on a Reserve Report prepared in accordance with Section 5.6.

“Proved Developed Producing Present Value” or “PDP Present Value” means the present value discounted at ten percent (10%) of future net revenues attributable to all PDP Reserves from the Properties calculated based on a Reserve Report prepared in accordance with Section 5.6.

“Proved Reserves” has the meaning given that term in the definitions promulgated by the Society of Petroleum Evaluation Engineers and the World Petroleum Congress as in effect at the time in question; “Proved Developed Producing Reserves” or “PDP Reserves” means Proved Reserves which are categorized as both “Developed” and “Producing” in such definitions; “Proved Developed Non-Producing Reserves” or “PDNP Reserves” means Proved Reserves which are categorized as both “Developed” and “Non-Producing” in such definitions; and “Proved Undeveloped Reserves” or “PUD Reserves” means Proved Reserves which are categorized as “Undeveloped” in such definitions.

“Proved Undeveloped Present Value” or “PUD Present Value” means the present value discounted at ten percent (10%) of future net revenues attributable to all PUD Reserves from the Properties calculated based on a Reserve Report prepared in accordance with Section 5.6.

“Purchasers” means all Persons, including those parties listed on Exhibit E or otherwise approved in writing by Lender, who purchase Hydrocarbons attributable or allocable to Borrower’s Net Revenue Interest in the Properties.

“RCRA” means the Resource Conservation and Recovery Act of 1976, as amended.

“Related Costs” means the fees and expenses of counsel for Lender and other consultants for Lender and Lender’s other out-of-pocket expenses incurred in connection with the due diligence, negotiation and preparation of documents relating to the Term Loan and execution, delivery and filing and/or recording of the Loan Documents together with any amendments, supplements or modifications thereto or administration or enforcement thereof.

“Release” means Hazardous Materials that are pumped, spilled, leaked, disposed of, emptied, discharged or otherwise released into the environment in violation of Governmental Requirements.

“Remedial Work” has the meaning assigned to that term in Section 6.4(a).

“Reserve Report” has the meaning assigned to that term in Section 5.6.

“Royalty Interest” means the Production Volumes from or allocable to any particular Property or proceeds thereto, as applicable, which the owners of royalty rights, including but not limited to lessor and overriding royalty rights, and other rights to receive production, other than by virtue of ownership of Working Interests, in any particular Property are entitled to take in kind or for which they are entitled to be paid.

“Security Agreements” means, collectively, the Pledge Agreement and any security agreement executed by Borrower, as debtor, in favor of Lender, as secured party, in form and substance satisfactory to Lender in its sole and absolute discretion.

“Security Documents” means this Agreement, the Mortgages, the Security Agreements, the Subordination Agreements, financing statements, the Deposit Account Control Agreement, the Guaranty and any other agreement or writing evidencing any assignment, Lien, encumbrance or security interest executed in favor of Lender or any of its Affiliates in or on the Collateral and any other documents relevant thereto; provided, however, that “Security Documents” shall not include the Net Profits Overriding Royalty Interest Conveyance.

“Solvent” means that, as of the date on which a Person’s solvency is to be measured: (a) the fair saleable value of its assets is in excess of the total amount of its liabilities (including income tax liabilities) as they become absolute and matured; and (b) it is able to meet its debts as they mature.

“Subordination Agreement” means a subordination agreement or agreements substantially in the form of Exhibit F.

“Subsidiary” means any Person, corporation or other entity of which more than fifty percent (50%) of the issued and outstanding securities having ordinary voting power for the election of directors, members or general partners is owned, directly or indirectly, by such Person and/or one or more of its subsidiaries.

“Swap Agreement” means any ISDA Master Agreement and the schedule thereto executed between Borrower and Lender or any Affiliate of Lender, together with any confirmation of trade thereunder, including, without limitation, that certain ISDA Master Agreement and Schedule dated September 14, 2006 and any confirmation of trade executed in connection therewith.

“Synthetic Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, eighty percent (80%) of the residual value of the property subject to such operating lease upon expiration or early termination of such lease.

“Taxes” has the meaning assigned to that term in Section 2.12.

“Taxing Authorities” means any Governmental Authority that has the power to impose taxes upon Borrower or any of the Collateral.

“Term Loan” has the meaning assigned to that term in Section 2.1(a).

“Term Note” means, collectively, one or more promissory notes substantially in the form of Exhibit B executed by Borrower and delivered to Lender (including any successors to and assignees of the initial Lender identified in this Agreement) pursuant to Section 2.4, together with all renewals, extensions and rearrangements.

“Total Adjusted Present Value” means an amount, based on the most recent Reserve Report, equal to the sum of (a) the PDP Present Value plus (b) the PDNP Present Value plus (c) the PUD Present Value; provided, however, if the sum of PDNP Present Value plus the PUD Present Value exceeds fifty percent (50%) of the amount that would otherwise be the Total Adjusted Present Value, the Total Adjusted Present Value will be an amount equal to twice the sum of PDP Present Value; and provided further that, in calculating the Total Adjusted Present Value, Lender will make appropriate adjustments for material purchases, sales and discoveries of Hydrocarbon reserves by Borrower since the effective date of the last Reserve Report.

“Total Committed Obligations” means, as of any date, the total monetary Obligations owing to Lender under this Agreement and the Swap Agreement or any Hedging Agreement (including any Advances that Lender has unconditionally committed to make but has not yet funded and including the face amount of any unfunded letter of credit).

“Tranche A” has the meaning assigned to that term in Section 2.2(a).

“Tranche B” has the meaning assigned to that term in Section 2.2(b).

“Tranche B Well” means that first Well drilled with Tranche B funds as delineated in the initial Development Plan under this Agreement.

“Tranche C” has the meaning assigned to that term in Section 2.2(c).

“Tranche D” has the meaning assigned to that term in Section 2.2(d).

“Tranche E” has the meaning assigned to that term in Section 2.2(e).

“UCC” means the Uniform Commercial Code presently in effect in the State of Texas or other applicable jurisdiction.

“USA PATRIOT Act” means the Uniting and Strengthening America by Producing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001, Pub. L. 707-56, as amended, and regulations promulgated thereunder as in effect from time to time.

“USD,” “$,” “dollars” or “Dollars” means currency of the United States of America.

“Well” means any existing oil or gas well, salt water disposal well, injection well, water supply well or any other well located on or related to the Properties or any well which may hereafter be drilled and/or completed on any of the Properties, or any facility or Equipment in addition to or replacement of any well.

“Working Capital” means Current Assets minus Current Liabilities.

“Working Interest” means the property interest which entitles the owner thereof to explore and develop certain land for oil and gas production purposes, whether under an oil and gas lease or unit, a compulsory pooling order or otherwise.

Section 1.2.

Other Capitalized Terms. Capitalized terms not otherwise defined in Section 1.1 shall have the meanings given them elsewhere in this Agreement.

Section 1.3.

Exhibits and Schedules. All exhibits and schedules attached to this Agreement are part of this Agreement for all purposes.

Section 1.4.

Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document. Nothing contained in this Section 1.4 will be construed to authorize any renewal, extension, modification, amendment or restatement.

Section 1.5.

References and Titles. All references in this Agreement to exhibits, schedules, articles, sections, subsections and other subdivisions refer to the exhibits, schedules, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only, do not constitute any part of those subdivisions and will be disregarded in construing the language contained in those subdivisions. The words “this Agreement,” “this instrument,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases “this section” and “this subsection” and similar phrases refer only to the sections or subsections of this Agreement in which those phrases occur. The word “or” is not exclusive; the word “including” (in its various forms) means “including without limitation.” Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained herein), (c) with respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including.” No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

ARTICLE II
The Term Loan

Section 2.1.

Maximum Commitment; Development Plan.

(a)

Maximum Commitment. Subject to the terms and conditions of this Agreement, prior to the applicable Availability Termination Date with respect to each tranche, Lender agrees to make a secured, multiple-advance term loan (the “Term Loan”) to Borrower not to exceed Twenty Five Million Dollars ($25,000,000) (the “Maximum Commitment”) for the purposes set forth in Section 2.2. Borrower acknowledges that Lender does not intend to advance Borrower any amount which would at any point in time exceed the Maximum Commitment; provided, however, if the obligations of Borrower under the Term Loan exceed the Maximum Commitment, all obligations will nevertheless constitute Obligations under this Agreement and be entitled to the benefit of all of Lender’s security interests in, and mortgage Liens on, the Collateral. All amounts on the Term Loan will be fully due and payable on the Maturity Date. Amounts repaid in respect of the Term Loan may not be reborrowed.

(b)

Development Plan. Borrower’s initial Development Plan covering the development activities contemplated for Tranches B and C is attached to this Agreement as Schedule 2.1.

Section 2.2.

Availability and Purpose of Advances. Beginning on the Closing Date and continuing through the applicable Availability Termination Date:

(a)

Tranche A. Up to Eight Hundred Seventy Five Thousand Dollars ($875,000) in committed funds of the Term Loan (“Tranche A”) shall be used by Borrower for the repayment of that certain $1,500,000 Secured Credit Agreement, as amended, dated February 10, 2006, by and among Borrower and Lender; plus accrued interest; for the payment of fees and costs related to the transaction contemplated by this Agreement; and for working capital; as set forth in Schedule 2.2(a).

(b)

Tranche B. Up to Six Hundred Sixty Thousand Dollars ($660,000) in committed funds of the Term Loan (“Tranche B”) may be used by Borrower for the purpose of initial development activities within the Properties and related fees. Specifically, Tranche B funding shall be used for drilling the Tranche B Well. Funding shall be subject to a Development Plan approved by Lender in writing in its sole and absolute discretion prior to Closing and on each modification thereafter.

(c)

Tranche C. Up to One Million Forty Thousand Dollars ($1,040,000) in conditionally committed funds of the Term Loan (“Tranche C”) may be used by Borrower for the purpose of the casing of the Tranche B Well and related fees. Specifically, this Tranche C shall be used for casing and temporary abandonment of the Tranche B Well. Funding will be contingent upon criteria for the determination of the economic viability of the well, as set forth in Section 9.4(a)-(d). Funding shall be subject to a Development Plan approved by Lender in writing in its sole and absolute discretion prior to Closing and on each modification thereafter.

(d)

Tranche D. Up to Five Million Seven Hundred Fifty Thousand Dollars ($5,750,000) of the Term Loan (“Tranche D”) in uncommitted funds may be used solely for the purpose of remaining completion and facilities costs associated with the Tranche B Well and related fees. Specifically, this will include all funds required to complete and tie-in the Tranche B Well to sales as delineated in the Development Plan. Funding shall be subject to a Development Plan approved by Lender in writing in its sole and absolute discretion and on each modification thereafter.

(e)

Tranche E. Up to Sixteen Million Six Hundred Seventy Five Thousand Dollars ($16,675,000) of the Term Loan (“Tranche E”) in uncommitted funds may be used solely for the purpose of other development activities pursuant to the Development Plan, to be funded at the sole and absolute discretion of Lender after exhausting the funds available in Tranches A, B, C and D. Funding shall be subject to a Development Plan approved by Lender in writing in its sole and absolute discretion and on each modification thereafter.

Section 2.3.

Advance Procedure.

(a)

Advance Requests. In connection with each Advance under the Term Loan, Borrower will submit to Lender a written Advance Request substantially in the form of Exhibit C not later than 12:00 noon Houston, Texas time, at least three (3) Business Days prior to the date on which the Advance, if approved, is to be made; provided, however, that Lender will have no obligation to make any Advance unless and until all of the conditions set forth in this Article II and the applicable conditions in Article IX have been satisfied. Each Advance Request must be accompanied by copies of all approved AFEs defined in the Development Plan, and invoices or other supporting documentation satisfactory to Lender evidencing the amounts to be paid out of the Advance. Each AFE delivered to Lender will detail, on a line item basis, all amounts Advanced to date by Lender under that AFE and the amount requested under the Advance Request. Unless Lender provides Borrower with written notice during such three (3) Business Day period describing in detail objections to the Advance Request, then Lender will be deemed to have acknowledged such Advance Request and process the Advance contained therein. Except for the initial Advance made to third parties, unless otherwise agreed to in writing by Lender, all Advances to Borrower will be made to an account or accounts specified in Schedule 4.42.

(b)

Approval of AFEs. Notwithstanding Section 2.3(a) above, as supporting documentation to the initial Development Plan or any revised Development Plan, Borrower shall submit to Lender an AFE (including all supporting documentation) for written approval at least fifteen (15) days in advance of the date it will be seeking to make the first borrowing with respect to that AFE. If Borrower seeks to amend an approved AFE to materially change the scope of the work to be done or seeks an increase of more than ten percent (10%) in the amount of any approved AFE, Borrower shall submit to Lender an additional AFE (including all supporting documentation) with respect to that change or increase, and that additional AFE will be subject to approval on the same basis as any other new AFE. No Advance will be made for the development of the Properties or the completion of any Well unless that Advance relates to an AFE that has been approved in writing by Lender in its sole and absolute discretion. No Advance will be made in connection with any AFE if the making of the Advance (or any part of it) will result in the amount actually Advanced under the “Drilling” or “Completion” categories of the AFE to exceed the amounts previously approved in writing by Lender. Notwithstanding this Section 2.3(b), Lender will have no obligation to make any Advance unless and until all of the conditions set forth in this Article II and the applicable conditions set forth in Article IX have been satisfied.

(c)

Minimum Advance. The minimum amount of any Advance will be One Hundred Thousand Dollars ($100,000) except to the extent a lesser amount remains available under the Term Loan or under a particular tranche of the Term Loan.

(d)

Authorized Signatories. Schedule 2.3(d) lists the Persons authorized to make an Advance Request on behalf of Borrower and an original signature of each Person. Unless specified on Schedule 2.3(d), only one signature from a Person listed on Schedule 2.3(d) is required for an Advance Request.

Section 2.4.

Term Note. Borrower’s obligation to repay the Term Loan will be evidenced by a Term Note in favor of Lender. The Term Note will be dated as of and delivered to Lender on the Closing Date.

Section 2.5.

Interest.

(a)

The Advances comprising the Term Loan shall bear interest at the Contract Rate on the outstanding borrowed and unpaid principal amount of the Term Loan for the period commencing on the date of each Advance until all Obligations are paid in full in accordance with this Agreement. Upon the occurrence and during the continuation of an Event of Default, the rate of interest applicable to the Term Note will be equal to the lesser of (i) the Highest Lawful Rate and (ii) four percent (4.00%) over the Contract Rate (the “Default Rate”). In addition, if any principal of or interest on any Advance or any fee or other amount payable by Borrower or any other obligor hereunder or under any other Loan Document is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to the Default Rate.

(b)

All interest will be computed on the actual number of days elapsed over a year comprised of 360 days. Interest will be due and payable in accordance with Section 2.6 in immediately available funds monthly in arrears on the Payment Date and in full on the Facility Termination Date.

(c)

The applicable interest rate shall be determined by Lender, and its determination shall be conclusive, absent manifest error, and binding upon the parties hereto.

Section 2.6.

Repayment of Principal of and Interest on the Term Loan; Net Operating Cash Flow.

(a)

Payment of Obligations On each Payment Date, Borrower will, subject to Section 2.8(a), pay to Lender the Applicable Percentage of Net Operating Cash Flow to be applied as set forth in Section 2.6(c). All interest on the outstanding principal balance of the Term Loan from the Closing Date through the last day of the month immediately preceding the first Payment Date will be due and payable on the first Payment Date. On each subsequent Payment Date, interest will be due and payable on the outstanding principal balance of the Term Loan for the immediately preceding month, and Borrower will pay to Lender the Applicable Percentage of Net Operating Cash Flow to be applied against the entire outstanding balance of the Term Loan (including accrued interest) in the order set forth in Section 2.6(c), subject to Section 6.21. In no event shall payments made to Lender on any Payment Date be less than the interest accrued and payable on the outstanding balance of the Term Loan through the applicable Payment Date.

(b)

Calculation of Net Operating Cash Flow. Net Operating Cash Flow will be calculated by Lender based on the Property Operating Statement. Borrower shall prepare and deliver the Property Operating Statement to Lender no later than forty-five (45) days after each month. The Property Operating Statement will be substantially in the form of Exhibit D and will detail, without limitation, Borrower’s Production Volumes, revenue, lease operating expenses, production Taxes and other state and federal Taxes paid, G&A Expenses (as limited by Section 7.20), cash payments made with respect to commodity hedging and any other income with respect to each Property comprising the Properties relating to production and operations for the month prior to the immediately preceding month. The first Property Operating Statement is due forty-five (45) days following the month in which Hydrocarbon production commences from the Properties.

(c)

Application of Funds. Payments will be applied first to unpaid fees and Related Costs, which Borrower is obligated for under the Loan Documents, second to accrued interest on the Term Loan and third to principal on the Term Loan. The amounts of any prepayments will be applied first to principal on the Term Loan and second to accrued interest on the Term Loan under Tranche A, Tranche B, Tranche C, Tranche D and Tranche E, in that order. Interest on the Term Loan is due and payable in cash to Lender on each Payment Date irrespective of the amount of Net Operating Cash Flow calculated pursuant to the Property Operating Statement. All outstanding accrued interest on the Term Loan and principal on the Term Loan is due and payable on the Maturity Date.

Section 2.7.

Time and Place of Payments

(a)

Project Account. To the extent not satisfied by debits from the Borrower Sub-Account pursuant to Section 2.8(a), all payments (whether of principal, interest, legal expenses, fees, costs, indemnities or otherwise) to be made by Borrower to Lender will be made by wire transfer in immediately available funds not later than 11:00a.m., E.T. time, on each Payment Date, to Lender at:

Account:

Bank of New York

New York, NY 10004

ABA # 021000018

Favour:

Macquarie Bank Limited – OBU Sydney

Sydney

A/C No.:

8900055375

Chips UID:

236386

Reference:

Rampant Lion Energy, LLC

(the “Project Account”) or to any other account Lender may designate in writing to Borrower from time to time.

(b)

Business Days. If any payment to be made under this Agreement falls due on a day that is not a Business Day, the payment will be payable on the next succeeding Business Day.

(c)

Allocation. Funds in the Project Account at Closing will be allocated as follows (i) $200,000 toward the dry hole cost of the Tranche B Well, and (ii) at the Lender’s sole and absolute discretion, $300,000 may be released to Borrower for use consistent with Section 4.33.

Section 2.8.

Borrower Sub-Account.

(a)

Collection of All Funds. Until the date on which Borrower has paid and discharged in full all monetary Obligations to Lender and Lender has no further commitment to make Advances under this Agreement, Borrower shall direct and cause all Purchasers of Hydrocarbons, the Operator, all other obligors and, if applicable, all payors of Royalty Interests, net profit interests and production payment interests and any other customers of Borrower to deposit all payments of any nature due and owing to Borrower directly into the Project Account; provided, however, that Purchasers of Hydrocarbons listed on Exhibit E or the Operator may make distributions directly to Royalty Interest owners and other third-party payees. Lender will establish a sub-account (the “Borrower Sub-Account”) on its internal books and records and credit to the Borrower Sub-Account all collected funds which constitute payments referred to in the preceding sentence at the time the amount to be credited has been identified to Lender’s reasonable satisfaction. Borrower hereby irrevocably authorizes Lender to debit the Borrower Sub-Account for the payment of all Obligations when due in accordance with Section 2.6(a).

(b)

Request for Disbursement for Direct Operating Expenses. Concurrently with Borrower’s delivery to Lender of the Property Operating Statement for each Payment Date, and provided, that no Event of Default has occurred and is continuing (except as required by applicable laws and regulations), Borrower may on a monthly basis, on at least five (5) Business Days’ written notice, request a release of funds credited to the Borrower Sub-Account on or after the Payment Date in order to pay (i) the lease operating expenses described in subsection (a) of the definition of Net Operating Cash Flow incurred for the month prior to the immediately preceding month, and (ii) any other payments or distributions expressly permitted in this Agreement or otherwise consented to by Lender in writing. The request will be accompanied by appropriate documentation substantiating the payments to be made, including Borrower’s monthly joint interest billing invoices and revenue distribution statements and shall be in accordance with the provisions of Section 2.3(d). Unless Lender provides Borrower with written notice during such five (5) Business Day period describing in reasonable detail the objections to the Property Operating Statement, Lender will be deemed to have acknowledged such Property Operating Statement and, pursuant to the terms and conditions of this Agreement, will release the funds to pay the amounts set forth therein.

(c)

Amounts Owed to Other Interest Owners; Taxes. Notwithstanding anything to the contrary in this Section 2.8, any amounts deposited into the Project Account owing to (i) third party Working Interest and Royalty Interest holders and (ii) Governmental Authorities for Taxes or payments measured by production will be released by Lender to Borrower upon receipt of a certificate from Borrower detailing the amounts and the party to be paid so that Borrower may return those amounts to the third party Working Interest and Royalty Interest holders and Governmental Authorities (throughout this paragraph, all such interest holders and Governmental Authorities are, collectively, the “recipient parties”); provided, however, Lender will, at its option, have the right, but not the obligation, to make payments directly to the recipient parties upon the occurrence and during the continuation of an Event of Default; and provided, further, if Lender elects not to make these payments directly, Lender shall release sufficient funds to allow Borrower to make the payments described in this Section 2.8(c) to the recipient parties. Except as provided in the preceding sentence, Lender may, upon the occurrence and during the continuation of an Event of Default, apply all of Borrower’s funds in the Borrower Sub-Account against all unpaid Obligations. Lender will have the right to undertake audit procedures during normal business hours and upon prior notice to periodically confirm that the payments described in this Section 2.8(c) have been made by Borrower.

Section 2.9.

Optional Prepayment of the Term Loan. Borrower will have the right to prepay the Term Loan, in whole or in part at any time without penalty or premium.

Section 2.10.

Mandatory Prepayment of the Term Loan. Borrower shall promptly pay to Lender one hundred percent (100%) of all net proceeds from the sale of any Collateral (excluding sales of Hydrocarbons in the ordinary course of business and the sale of Equipment pursuant to the Security Agreement), not to exceed the outstanding balance under the Term Loan. The preceding sentence will not be deemed to be a consent by Lender to any sale. Any such prepayments shall have no effect on the Net Profits Overriding Royalty Interest Conveyance granted to Lender. All amounts paid by Borrower to Lender under this Section 2.10 will be immediately applied as a prepayment of the principal balance of the Term Loan.

Section 2.11.

Revenues Remaining in the Borrower Sub-Account. Upon the discharge by Borrower of all Obligations owed by it to Lender (other than indemnity and similar obligations that survive the termination of this Agreement), Lender will pay promptly to Borrower all funds remaining, if any, in the Borrower Sub-Account.

Section 2.12.

Taxes.

(a)

Taxes Not Deducted from Payments to Lender. All payments made by Borrower under this Agreement will be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all similar liabilities excluding, in the case of Lender, taxes imposed on its income, and franchise or similar taxes imposed on it, by any jurisdiction (or political subdivision thereof) of which Lender is a citizen or resident, in which Lender is organized, or in which Lender is presently doing business (collectively, “Taxes”). If Borrower is required by law to deduct any Taxes from any sum payable to Lender, (i) the sum payable will be increased by an amount so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12) Lender will receive an amount equal to the sum it would have received had no deductions been made, (ii) Borrower will deduct from the sum payable to Lender an amount sufficient to pay the Taxes and pay the balance to Lender, and (iii) Borrower will promptly pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

(b)

Other Taxes. In addition, and to the fullest extent permitted by applicable law, Borrower agrees to pay any present or future stamp, documentary, mortgage registration or similar taxes or any other excise or property taxes, charges or similar levies that arise from any payment made or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, or any Security Documents (collectively, the “Other Taxes”).

(c)

INDEMNIFICATION. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, AND PROVIDED, THAT THERE IS NO DEFAULT OF LENDER REPRESENTATIONS CONTAINED IN THIS AGREEMENT, BORROWER WILL INDEMNIFY LENDER FOR THE FULL AMOUNT OF TAXES AND OTHER TAXES (INCLUDING, BUT NOT LIMITED TO, ANY TAXES OR OTHER TAXES IMPOSED BY ANY GOVERNMENTAL AUTHORITY ON AMOUNTS PAYABLE UNDER THIS Section 2.12 AND PAID BY LENDER) PAID BY LENDER (ON BEHALF OF BORROWER), AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND REASONABLE EXPENSES) ARISING FROM OR WITH RESPECT TO THOSE AMOUNTS, WHETHER OR NOT THE TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY ASSERTED. ANY PAYMENT PURSUANT TO THE INDEMNIFICATION DESCRIBED IN THIS Section 2.12 WILL BE MADE BY BORROWER WITHIN THIRTY (30) DAYS AFTER THE DATE LENDER MAKES WRITTEN DEMAND FOR THOSE PAYMENTS. SUCH LENDER’S DEMAND WILL STATE WITH SPECIFICITY THE BASIS FOR THE TAX, IDENTIFY THE TAXING AUTHORITY ASSERTING THE TAX AND CERTIFY THAT LENDER HAS PAID THE TAX.

(d)

Certification of Tax Status By Lender. Lender agrees that it will, not more than ten (10) Business Days after the date of this Agreement, (i) deliver to Borrower a duly completed copy of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to Borrower a United States Internal Revenue Service Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Lender further agrees to deliver to Borrower (A) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (B) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by Borrower. All forms or amendments described in the preceding sentence shall certify that Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent Lender from duly completing and delivering any such form or amendment with respect to it and Lender advises Borrower that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

(e)

Certain Events Not Entitled to Indemnification. For any period during which Lender has failed to provide Borrower with an appropriate form pursuant to clause (d), above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, occurring subsequent to the date on which a form originally was required to be provided), Lender shall not be entitled to indemnification under this Section 2.12 with respect to Taxes imposed by the United States; provided that, if Lender becomes subject to Taxes because of its failure to deliver a form required under clause (d) above, Borrower shall take such steps as Lender shall reasonably request to assist Lender to recover such Taxes.

(f)

Documentation of Exemptions. To the extent Lender is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or on any Note pursuant to the law of any relevant jurisdiction or any treaty, Lender shall deliver to Borrower, at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

(g)

INDEMNIFICATION BY LENDER FOR CERTAIN TAX CLAIMS. IF THE U.S. INTERNAL REVENUE SERVICE OR ANY OTHER GOVERNMENTAL AUTHORITY ASSERTS A CLAIM THAT BORROWER DID NOT PROPERLY WITHHOLD TAX FROM AMOUNTS PAID TO OR FOR THE ACCOUNT OF LENDER (BECAUSE THE APPROPRIATE FORM WAS NOT DELIVERED OR PROPERLY COMPLETED, BECAUSE LENDER FAILED TO NOTIFY BORROWER OF A CHANGE IN CIRCUMSTANCES WHICH RENDERED ITS EXEMPTION FROM WITHHOLDING INEFFECTIVE, OR FOR ANY OTHER REASON), LENDER SHALL INDEMNIFY BORROWER FULLY FOR ALL AMOUNTS PAID, DIRECTLY OR INDIRECTLY, BY BORROWER AS TAX, WITHHOLDING THEREFORE, OR OTHERWISE, INCLUDING PENALTIES AND INTEREST, AND INCLUDING TAXES IMPOSED BY ANY JURISDICTION ON AMOUNTS PAYABLE TO BORROWER UNDER THIS SUBSECTION, TOGETHER WITH ALL COSTS AND EXPENSES RELATED THERETO (INCLUDING ATTORNEYS’ FEES). THE OBLIGATIONS OF LENDER UNDER THIS Section 2.12(g) SHALL SURVIVE THE PAYMENT OF THE OBLIGATIONS AND TERMINATION OF THIS AGREEMENT.

(h)

Designation of Substitute Lending Office. Lender agrees that, upon the occurrence of any event giving rise to the operation of this section, it will, if requested by Borrower, use reasonable efforts (subject to overall policy considerations of Lender) to designate another applicable lending office, provided, that such designation is made on such terms that Lender and its applicable lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of this section. Nothing in this Section 2.12(h) shall affect or postpone any of the obligations of Borrower or the rights of Lender provided in this section.

(i)

Effect of Tax Refund. Lender shall use its reasonable efforts to obtain in a timely fashion any refund, deduction or credit of any Taxes or Other Taxes paid or reimbursed by Borrower pursuant to this Section 2.12. If Lender receives a benefit in the nature of a refund, deduction or credit (including a refund in the form of a deduction from or credit against taxes that are otherwise payable by Lender) of any Taxes or Other Taxes with respect to which Borrower has made a payment under this Section 2.12, Lender will notify Borrower and agrees to reimburse Borrower to the extent of the benefit of such refund, deduction or credit promptly after Lender reasonably determines that such refund, deduction or credit has become final; provided, that nothing contained in this Section 2.12(i) shall require Lender to make available its tax returns (or any other information relating to its taxes which it deems to be confidential) or to attempt to obtain any such refund, deduction or credit, which attempt would be inconsistent with any reporting position otherwise taken by Lender on its applicable tax returns.

Section 2.13.

Fees.

(a)

Commitment Fee. At Closing, Borrower will pay to Lender a non-refundable commitment fee (the “Commitment Fee”) of Eight Thousand Seven Hundred Dollars ($8,700), payable from the Tranche A initial advance. The Commitment Fee is for the commitment of Lender hereunder and is fully earned on the date paid.

(b)

Advance Fee. In connection with each Advance (if any) under Tranches B, C, D and E, Borrower will pay to Lender a non-refundable fee (the “Advance Fee”) equal to one percent (1%) of any such Advance. Notwithstanding the above, Borrower will not be required to pay any Advance Fee on Advances (or portions of Advances) made to pay the Advance Fee itself. Any such Advance Fee shall be payable when drawn.

ARTICLE III
Security

Section 3.1.

Grant of Security Interests

(a)

Mortgage and Security Interest. As collateral security for all of its Obligations to Lender under this Agreement and the other Loan Documents, Borrower shall and hereby grants, assigns, transfers and conveys to Lender a first priority mortgage Lien on and first priority and perfected security interest in the Collateral subject only to the Permitted Encumbrances.

(b)

Notice of Assignment of Proceeds. All of Borrower’s account debtors (including any Operator and Purchasers) relating to Borrower’s Working Interest or Net Revenue Interest in the Properties will receive notification from Lender (as assignee) and Borrower, substantially in the form of Exhibit G, that all proceeds from sales of all production or transmission of Hydrocarbons from, or allocable to, Borrower’s Net Revenue Interest in the Properties have been assigned to Lender and are to be paid into the Project Account. Borrower shall (a) notify Lender within three days of the date Borrower enters into an agreement to sell Hydrocarbons from the Properties and identify the Purchaser thereof and (b) use its best efforts to cause all Purchasers to execute the assignment notifications to confirm their agreement to remit all proceeds from sales of all production from or allocable to Borrower’s Net Revenue Interest in the Properties into the Project Account within thirty (30) days after the date Borrower has identified Purchaser of Hydrocarbons. Subject to applicable contractual restrictions, Lender will have the right to prohibit Borrower from selling any Hydrocarbons from or allocable to the Properties to any Purchaser who refuses to timely acknowledge and abide by the payment instructions set forth in any notice under this Section 3.1(b).

(c)

Further Assurances. Borrower will, upon request, execute and deliver to Lender any and all documents necessary or desirable, in the reasonable opinion of Lender, to create, perfect, maintain and preserve the priority of Lender’s security interests in and mortgage Liens on the Collateral subject only to the Permitted Encumbrances. Borrower will, at its own expense, cause searches of the Uniform Commercial Code filing records or similar public records to be conducted at the reasonable request of Lender from time to time in order to evidence, perfect, maintain or continue perfection, or confirm the rights and remedies, of Lender in and to the Collateral granted by Borrower, perfect those security interests in after-acquired property, continue the perfection of all security interests granted by Borrower and file financing statements against Borrower relating to the security interests securing any Obligations. Borrower irrevocably authorizes Lender to prepare and file at any time and from time to time, in any filing office, initial financings statements and amendments to them necessary or convenient to the perfection or continuation of the security interests granted by Borrower.

(d)

Release of Financing Statements. Upon the indefeasible payment in cash and performance in full of all Obligations (including, without limitation, any Obligation relating to the Swap Agreement) under this Agreement (other than indemnity obligations and similar obligations that survive the termination of this Agreement), Lender will deliver to Borrower, at Borrower’s expense, releases of all financing statements and all other Security Documents with an acknowledgment that the same have been terminated, and Borrower shall deliver to Lender a general release of all of Lender’s liabilities and obligations under this Agreement and the other Loan Documents. The obligations of Borrower under the Net Profits Overriding Royalty Interest Conveyance will survive the termination of this Agreement and the release of the Security Documents.

Section 3.2.

Pledged Interests. Borrower will cause the Pledge Agreement to be entered into on or before the Closing Date so as to grant to Lender, as additional security for the Obligations, a first-priority security interest in all of the issued and/or outstanding Equity Interests of Borrower (the “Pledged Interests”).

Section 3.3.

Equipment.

(a)

Preservation of Equipment. All Equipment currently owned or hereafter acquired by or on behalf of Borrower will be kept at the applicable Property except as permitted by this Agreement or the applicable Mortgage or except with the prior written consent of Lender; provided, however, Borrower or the Operator may dispose of Equipment in accordance with the terms of any applicable Operating Agreement and may dispose of obsolete, broken or worn Equipment without Lender’s consent; provided further, that Borrower promptly notifies Lender in writing upon disposition of Equipment with a fair market value of $50,000 or greater. Borrower shall use reasonable commercial efforts to cause the Operator at all times to (i) keep correct and accurate records itemizing and describing the location, kind, type, age, condition and cost of and accumulated depreciation on all Equipment relating to the subject Operating Agreement and (ii) make those records available during the Operator’s usual business hours upon prior written notice to any of the officers, employees or agents of Borrower and Lender.

(b)

Sale or Disposal of Equipment. Where Borrower is permitted to dispose of any Equipment, it shall do so, or shall cause the Operator to do so, at arm’s-length, in good faith and by obtaining the maximum amount of recovery practicable and without impairing the operating integrity of the remaining Equipment.

Section 3.4.

Subordination Agreements. The members of Borrower, all Affiliates of Borrower and any other Person designated by Lender, shall execute a Subordination Agreement in favor of Lender subordinating to the Obligations any existing or future Debt owed by Borrower to such Person and subordinating or releasing (as deemed appropriate by Lender) any Lien in favor of such Person to the security interests of Lender.

ARTICLE IV
Representations and Warranties

In order to induce Lender to make the Term Loan, Borrower makes the following representations and warranties to Lender as of the Closing Date, each and all of which will survive the execution and delivery of this Agreement and continue until all Obligations (other than indemnity obligations and similar obligations that survive the termination of this Agreement) have been satisfied and Lender has no further commitment to make Advances under this Agreement.

Section 4.1.

Formation and Existence. Borrower is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Louisiana. Borrower is qualified to do business in every other jurisdiction where the nature of its business or the ownership of its Property requires it to be so qualified and where failure to so qualify could reasonably be expected to have a Material Adverse Effect.

Section 4.2.

Executive Offices. The name of Borrower as listed in the public records of its jurisdiction of organization is Rampant Lion Energy, LLC. Borrower’s principal place of business and chief executive offices are located at the address specified in Section 12.3 (or as set forth in a notice delivered pursuant to Section 12.3).

Section 4.3.

Capitalization; Ownership; Subsidiaries. One hundred percent (100%) of the Equity Interests in Borrower are owned as set forth on Schedule 4.3 and are covered by the Pledge Agreement and have been pledged to Lender. Except for the Equity Interests described in the preceding sentence, there are no other classes, types or designations of equity interests in Borrower. No other Person owns any interest in Borrower or is the holder of any right that could result in the transfer or issuance of any interest in Borrower. Borrower has no Subsidiaries.

Section 4.4.

Authorization; Non-Contravention. The execution, delivery and performance of Borrower’s obligations under this Agreement, the Term Note, the Net Profits Overriding Royalty Interest Conveyance, the Security Documents, the Swap Agreement and all and any other Loan Documents and the creation of all Liens, mortgages and security interests provided for in those agreements:

(a)

are within the power and authority of Borrower;

(b)

have been duly authorized by all necessary action of Borrower;

(c)

are not in contravention of (i) any agreement or indenture to which Borrower is a party or by which it or its Property is bound, (ii) the Charter Documents of Borrower, or (iii) to Borrower’s knowledge any provision of law applicable to Borrower;

(d)

do not require the consent or approval of any Governmental Authority or any other Person which has not been obtained and a correct and complete copy of each of those approvals has been furnished to Lender; and

(e)

are legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws affecting the enforcement of creditors rights generally and by general equitable principles.

Section 4.5.

Solvency. Borrower is Solvent and will continue to be Solvent after giving effect to the transactions contemplated by this Agreement.

Section 4.6.

Omissions and Misstatements. Borrower has disclosed to Lender all agreements, instruments or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the other reports, financial statements, certificates or other information furnished by or on behalf of Borrower, or any Affiliate, to Lender, or any of their Affiliates, in connection with the negotiation of this Agreement or any other Loan Document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. There is no fact peculiar to Borrower or any Affiliate which could reasonably be expected to have a Material Adverse Effect or in the future is reasonably likely to have a Material Adverse Effect and which has not been set forth in this Agreement or the Loan Documents or the other documents, certificates and statements furnished to Lender by or on behalf of Borrower or any Affiliate prior to, or on, the date hereof in connection with the transactions contemplated hereby. There are no statements or conclusions in any Reserve Report which are based upon or include misleading information or which fail to take into account material information regarding the matters reported therein.

Section 4.7.

Joint Venture. Except for the Medco Energi Participation Agreement, the PPI Agreement, and the Joint Operating Agreement between Medco Energi US LLC and Rampant Lion Energy, LLC effective May 24, 2006 attached as Schedule 4.29, Borrower is not engaged in any joint venture or partnership with any other Person.

Section 4.8.

Commissions; Expenses. Except for the commissions for which Borrower is solely responsible, no broker’s or finder’s fees or commissions have been paid or will be payable by Borrower or any of its Affiliates to any Person in connection with the transactions contemplated by this Agreement. BORROWER WILL INDEMNIFY LENDER AND ITS AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS FROM AND AGAINST, AND HOLD EACH OF THOSE PARTIES HARMLESS ON DEMAND FROM, ALL LIABILITIES, COSTS, DAMAGES AND EXPENSES, INCLUDING ATTORNEYS’ FEES AND DISBURSEMENTS RELATING TO ANY THIRD PARTIES CONCERNING FINDER’S, BROKERAGE, FINANCING OR SIMILAR FEES ARISING IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT.

Section 4.9.

Tax Returns. Borrower has filed all tax returns required to be filed and has either paid all taxes due (including interest and penalties) or is contesting such taxes in good faith in appropriate proceedings and has adequate reserves for such contested taxes. No assessments have been made against Borrower by any Taxing Authority nor has any penalty or deficiency been assessed by any Taxing Authority. To the best of Borrower’s knowledge, no federal or other income tax return of Borrower or any Affiliate is presently being examined by the Internal Revenue Service or any Governmental Authority nor are the results of any prior examination by the Internal Revenue Service or any state or local Governmental Authority being contested by Borrower or any Affiliate. No Tax Lien has been filed against Borrower and, to the knowledge of Borrower, no claim is being asserted with respect to any such Tax or other such governmental charge.

Section 4.10.

Litigation; Governmental Proceedings. Except as set forth on Schedule 4.10, no claim, action, suit or other proceeding is pending or, to the best of Borrower’s knowledge, has been threatened against Borrower or Borrower’s predecessor in interest to the Properties with respect to the Properties or the transactions contemplated by this Agreement, at law, in equity or otherwise, before or involving any Governmental Authority or before any arbitrator or panel of arbitrators, and Borrower has not accepted liability for any action or proceeding. There is no proceeding pending before any Governmental Authority and, to the best of Borrower’s knowledge, no investigation has been commenced before any Governmental Authority the effect of which, if adversely decided, could reasonably be expected to have a Material Adverse Effect.

Section 4.11.

Ownership of Collateral; Interests.

(a)

All Collateral is owned of record by Borrower and the Net Profits Interest will be conveyed to Lender or its designee by Borrower, free and clear of any security interest, Lien, encumbrance, mortgages, security agreement or other charge other than the Permitted Encumbrances. Borrower has Defensible Title to the Collateral, including each Lease related to the Properties. Except for Permitted Encumbrances or as otherwise consented to in writing by Lender, Borrower’s interest in the Properties is not subject to any mineral reservations or, to the best of Borrower’s knowledge, top leases of record. Except for Permitted Encumbrances and the Liens and security interests contemplated by this Agreement and the Security Documents, to Borrower’s knowledge there are no unrecorded documents or agreements which may result in the impairment or loss of Borrower’s ability to mortgage the Properties or of Lender’s ability to enforce the Mortgage and convey the Collateral. Subject to the Permitted Encumbrances, Borrower has all beneficial right, title and interest in and to the Net Revenue Interest in all production from or allocable to Borrower’s interest in the Collateral (including each Lease) and has the exclusive right to sell or mortgage the Properties subject to any right in the owners of Royalty Interests to take their royalty interest in kind.

(b)

All leases and agreements referenced in the title opinions and/or reports or other title materials delivered in connection with the Closing are valid and subsisting, in full force and effect and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which would adversely affect in any material respect the conduct of the business of Borrower. All of the assets of Borrower which are reasonably necessary for the operation of its business are in good working condition (ordinary wear and tear excepted) and are maintained in accordance with prudent business standards.

Section 4.12.

Indebtedness. Except as set forth on Schedule 4.12, and as permitted by Section 7.1, upon consummation of the transactions contemplated by this Agreement, Borrower will have no Debt outstanding other than the Obligations.

Section 4.13.

Trademarks, Etc. Borrower possesses or will possess all trademarks, trade names, trade styles, copyrights and patents necessary to conduct its business as it is presently conducted or as Borrower intends to conduct it in the future without any infringement or conflict with the rights of any other Person with respect to trademarks, trade names, trade styles, copyrights or patents, which failure could reasonably be expected to have a Material Adverse Effect.

Section 4.14.

Other Leases. Borrower is not the lessor or lessee under any material leases (including real property leases, equipment leases, capital leases, etc.), other than Leases included in the Properties.

Section 4.15.

Investments. Borrower:

(a)

has not committed to make any Investment;

(b)

is not a party to any indenture, agreement, contract, instrument or lease, or subject to any charter, by-law or other restriction or any injunction, order, restriction or decree, which could materially and adversely affect its business, operations, Properties or assets;

(c)

is not a party to any “take or pay” contract or settlement or any other contract or agreement which (i) allows its gas purchaser to take gas previously paid for out of future gas production or (ii) provides for a cash rebate to the gas purchaser if reimbursement of take-or-pay monies is not made through gas production;

(d)

has not produced Hydrocarbons from the Properties in excess of the percentage to which its ownership interest in the applicable Property would entitle it, pursuant to balancing rights of third parties or pursuant to balancing duties under Governmental Requirements; or

(e)

has no material contingent or long term liability or commitment which could materially affect its business.

Section 4.16.

Environmental Matters. Except as disclosed on Schedule 4.16, to Borrower’s knowledge:

(a)

neither any Property of Borrower or any of its Affiliates, nor the operations conducted thereon, violate any order or requirement of any court or Governmental Authority or any Environmental Laws;

(b)

without limitation of clause (a) above, no Property of Borrower or any of its Affiliates nor the operations currently conducted thereon or, to the best knowledge of Borrower, by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to the best knowledge of Borrower, to any remedial obligations under Environmental Laws;

(c)

all notices, permits, licenses or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of Borrower and each of its Affiliates, including without limitation past or present treatment, storage, disposal or release of a Hazardous Materials or solid waste into the environment, have been duly obtained or filed, and Borrower and each such Affiliate are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations which the failure to obtain, file or comply with could reasonably be expected to have a Material Adverse Effect;

(d)

all Hazardous Materials, solid waste, and oil and gas exploration and production wastes, if any, generated at any and all Property of Borrower or any of its Affiliates has, to the best of Borrower’s knowledge, in the past been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the best knowledge of Borrower, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws;

(e)

Borrower has taken all steps reasonably necessary to determine and has determined that no Hazardous Materials, solid waste, or oil and gas exploration and production wastes, have been disposed of or otherwise released and there has been no threatened release of any Hazardous Materials on or to any Property of Borrower or any of its Affiliates except in compliance with Environmental Laws;

(f)

to the extent applicable, all Property of Borrower and each of its Affiliates currently satisfies, in all material respects, all design, operation, and equipment requirements imposed by the OPA, and Borrower does not have any reason to believe that such Property, to the extent subject to OPA, will not be able to maintain compliance with the OPA requirements during the term of this Agreement; and

(g)

neither Borrower nor any of its Affiliates has any known contingent liability in connection with any release or threatened release of any oil, Hazardous Materials or solid waste into the environment.

Section 4.17.

Operating Permits and Licenses. Borrower has fulfilled all requirements for obtaining and has obtained and maintained all licenses, permits, operating authorities and other authorizations necessary for the conduct of the business of Borrower or for Borrower or Operator to operate or maintain each of the Properties which the failure to obtain and maintain could reasonably be expected to have a Material Adverse Effect, and Borrower or Operator is and will be fully qualified to own and hold such Properties and to exercise rights under all leases, contracts or other documents governing the operation or maintenance of the Properties. There are no pending fees, assessments or penalties relating to the permits, licenses and operating authorities. The continuation, validity and effectiveness of each license, permit and other authorization are not and will in no way be adversely affected by the transactions contemplated by this Agreement or the Security Documents. Borrower is not in breach of, or in default under the terms of, and has not engaged in any activity which would cause revocation or suspension of, any such licenses, permits or authorizations which could reasonably be expected to have a Material Adverse Effect and no action or proceeding looking to or contemplating the revocation or suspension of any of them is pending or, to the best of Borrower’s knowledge, threatened against Borrower or Operator. Borrower is not in violation of any Governmental Authority or Governmental Requirements or court decree relating to any of the Properties or otherwise applicable to Borrower which could reasonably be expected to have a Material Adverse Effect. No suspension of production on the Properties is in effect.

Section 4.18.

Maintenance of Properties. Except for such acts or failures to act as could not be reasonably expected to have a Material Adverse Effect, to the best of Borrower’s knowledge, the Properties (together with any other properties unitized with any of the Properties) have been maintained, operated and developed in a good and workmanlike manner and in conformity with all Governmental Requirements and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Properties and other contracts and agreements forming a part of the Properties. Except to the extent it could not reasonably be expected to have a Material Adverse Effect, to the extent applicable, and to the best of Borrower’s knowledge, (a) no Property is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time); (b) none of the Wells comprising a part of the Properties (or properties unitized with any of the Properties) deviates from the vertical more than the maximum permitted by Governmental Requirements, and such Wells are, in fact, bottomed under and are producing from, and the Well bores are wholly within, the Properties (or in the case of Wells located on properties unitized with any of the Properties, such unitized properties); and (c) Borrower, and to Borrower’s knowledge, any other Operator are not in violation of, or in default under, any material agreement affecting any Lease or any other contract or agreement to which either Borrower and/or any other Operator is a party or is bound or its property is bound.

Section 4.19.

USA Patriot Act Representation. Neither Borrower nor any of its Affiliates is a country, individual or entity named on the Specifically Designated National and Blocked Persons list issued by the Office of Foreign Asset Control of the Department of the Treasury of the United States of America.

Section 4.20.

Contingent Liabilities. Except for obligations arising under surety bonds required by Governmental Authorities and which are detailed in Schedule 4.20, indemnity, cleanup and other obligations of a customary nature assumed or incurred (excluding Debt for borrowed money) in favor of any seller of the Leases or related property, and Debt permitted by Section 7.1, Borrower has not assumed, guaranteed, endorsed or otherwise become directly, indirectly or contingently liable in connection with any liability of any other Person, except for the endorsement of checks and other negotiable instruments for collection in the ordinary course of business, or as may be required under the Operating Agreements or the Security Documents or other documents executed in connection with the Security Documents.

Section 4.21.

Restrictions on Equipment. Except for the Permitted Encumbrances, there is no restriction or other limitation on Lender’s right to obtain or exercise its security interests in the Equipment, including the right to foreclose on and sell the Equipment or to exercise all other rights and remedies of a secured party under the laws of each jurisdiction applicable to the Collateral but subject to Debtor Relief Laws, laws related to the rights of co-owners of property and laws related to the enforcement of security interests on personal property.

Section 4.22.

Unpaid Bills. Except as set forth on Schedule 4.22, Borrower has no past due bills for improvements to the Property that could give rise to mechanics’, materialmen’s or other similar Liens arising by operation of applicable law.

Section 4.23.

Taxpayer Identification. Borrower’s federal taxpayer identification number is 38-3732913.

Section 4.24.

Investment Company. Borrower is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 4.25.

Borrower Not a Public Company. Borrower is not an entity whose Equity Interests are subject to regulation under either federal or state securities laws, nor does Borrower presently contemplate becoming an entity that will be subject to those regulations.

Section 4.26.

Other Agreements. Except as set forth on Schedule 4.26, there is no agreement in force and effect (including, without limitation, letters of intent), whether written or oral, between Borrower or any of its Affiliates and any other Person regarding the acquisition or financing of any of the Properties or the purchase and sale of production from or allocable to the Properties other than pursuant to Hydrocarbon purchase and sale agreements satisfactory to Lender. Except for rights set forth in the Permitted Encumbrances, no Person has any call upon, option to purchase or similar rights under any agreement with respect to Borrower’s Working Interest or Net Revenue Interest in the Properties or to the production from the Properties other than pursuant to a Hydrocarbon purchase and sale agreement satisfactory to Lender and Persons who have waived such rights in writing with respect to the Properties.

Section 4.27.

Basic Documents. With respect to the Basic Documents:

(a)

all are in full force and effect in accordance with their terms and constitute valid and binding obligations;

(b)

no other party to any Basic Document (or any successor in interest to that party) is in breach or default with respect to any of its obligations under the Basic Documents which could reasonably be expected to have a Material Adverse Effect;

(c)

no party to any Basic Document has given or has threatened to give notice of any action to terminate, cancel, rescind or procure a judicial reformation of any Basic Document or any of their provisions; and

(d)

the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in a breach of, a default under, or other violation of the provisions of any Basic Document.

Section 4.28.

Farmout Agreements and Subject Contracts, Etc. With respect to the Properties and the unit agreements, pooling agreements and other Basic Documents creating the interests constituting the Properties, and except as set forth on Schedule 4.28 and as set forth in any title opinions and/or reports or other title materials provided by Borrower to Lender upon which Lender is expressly entitled to rely:

(a)

there are no outstanding farmout agreements, obligations to drill additional wells or agreements to engage in other development operations, except for obligations arising under offset well provisions, obligations arising under provisions of any Operating Agreement which allow the parties to elect whether or not they will participate in development activities other than as specified in those leases, contracts and other agreements;

(b)

there are no limitations as to the depths covered or substances to which such interests purport to apply other than as specified in those leases, contracts and other agreements; and

(c)

there are no royalty provisions (other than those allowing a lessor the right to take in kind) requiring the payment of royalties on any basis other than as specified in those leases, contracts and other agreements.

Section 4.29.

Operating Agreements. With respect to the Operating Agreements relating to Borrower’s Working Interest and Net Revenue Interest in the Properties:

(a)

Schedule 4.29 lists all Operating Agreements to which the Properties are subject and the Operator for each of the Properties which Operators are hereby approved by Lender;

(b)

there are no outstanding calls for payments under any AFE or payments which are past due or which Borrower or, to the best of Borrower’s knowledge, any predecessor of Borrower has committed to make which have not been or are not being paid within the terms required; and

(c)

there are no operations under any of the Operating Agreements with respect to which Borrower has become a non-consenting party nor are there any non-consenting penalties binding or that will become binding upon Borrower that are not reflected in the Net Revenue Interest or Working Interest as set forth on Exhibit A.

Section 4.30.

No Unusual Agreements. All agreements applicable to Borrower’s Working Interest and Net Revenue Interest in the Properties are of the type generally found in the oil and gas industry and the gathering and transmission industry, as applicable, and do not (individually or in the aggregate) contain any unusual provisions which may operate in a material and adverse manner with respect to Borrower’s Working Interest or Net Revenue Interest in the Properties.

Section 4.31.

Suspense of Proceeds. Except as disclosed by Borrower to Lender in writing prior to the execution of this Agreement, as of the Closing Date, all proceeds from the sale of Hydrocarbons from Borrower’s Working Interest or Net Revenue Interest in the Properties are being received by Borrower in a timely manner and are not being held in suspense for any reason.

Section 4.32.

Employee Plans. Borrower has no Employee Plans.

Section 4.33.

Use of Proceeds. Borrower has used and will use all Advances under the Term Loan solely for the purposes described in this Agreement and in a manner consistent with the AFEs and other supporting documentation provided to Lender in connection with each Advance Request. Borrower is not engaged principally, or as one of its material activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”)). No part of the proceeds of any Advance will be used for any purpose which violates the provisions of Regulations T, U or X of the Board.

Section 4.34.

Borrower’s Interests in the Properties. Borrower’s Working Interest is not more than, and its Net Revenue Interest is not less than, the percentages set forth on Exhibit A for each of the Properties.

Section 4.35.

Insurance. Prior to the making of the initial Advance, Borrower will obtain and will maintain, for as long as any Obligations remain owing to Lender, insurance coverage of the types and in the amounts specified in Section 6.9. Prior to the making of the initial Advance, one or more policies providing that coverage will be in full force and effect, and Borrower has not received from any insurer a notice of termination or non-renewal. Borrower has provided and will continue to timely provide true, correct and complete copies of all of the insurance policies, certificates and other documentation to be provided to Lender under Section 6.9. Such insurance policies are sufficient for the compliance by Borrower with all Governmental Requirements and all material agreements and such insurance coverage is in at least amounts and against such risk (including, without limitation, public liability) that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of Borrower. Lender has been named as an additional insured in respect of such liability insurance policies and has been named as loss payee with respect to property loss insurance.

Section 4.36.

No Material Adverse Effect. No Material Adverse Effect exists.

Section 4.37.

No Other Interest in the Properties. Neither Borrower nor any of its Affiliates (including any Person owning any other security that could be exchanged for or converted into an equity interest in Borrower) owns or is the beneficiary of any direct or indirect interest in any of the Collateral other than through Borrower.

Section 4.38.

Conduct of Business Since Formation. Since its formation on August 3, 2005 Borrower has conducted no business in any jurisdiction other than in the State of Texas, the State of Louisiana, or federal waters off the coasts of the aforementioned States.

Section 4.39.

Restriction on Liens. Except for Permitted Encumbrances, Borrower is not a party to any agreement or arrangement, or subject to any known order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to Lender on or in respect of its Properties to secure the Obligations.

Section 4.40.

Hedging Agreements. Schedule 4.40 sets forth, as of the date of this Agreement (and after the date of this Agreement, each report required to be delivered by Borrower pursuant to Section 5.3 will set forth) a true and complete list of all Hedging Agreements of Borrower, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

Section 4.41.

Marketing of Production. Except for contracts listed on Schedule 4.41 and in effect on the date of this Agreement, and thereafter either disclosed in writing to Lender (with respect to all of which contracts Borrower represents that it is receiving a price for all production sold thereunder which is computed substantially in accordance with the terms of the relevant contract and is not having deliveries curtailed substantially below the subject Property’s delivery capacity), no material agreements exist which are not cancelable on sixty (60) days notice or less without penalty or detriment for the sale of production from Borrower’s Hydrocarbons (including, without limitation, calls on or other rights to purchase production, whether or not the same are currently being exercised) that (a) pertain to the sale of production at a fixed price and (b) have a maturity or expiry date of longer than six (6) months from the date hereof.

Section 4.42.

Deposit Accounts. Except as set forth on Schedule 4.42, Borrower does not maintain any deposit accounts (as defined in the UCC).

Section 4.43.

Labor Matters. Neither Borrower nor any of its Affiliates are in violation of any applicable law dealing with labor matters and all payments due from Borrower or any Affiliate for employee health and welfare insurance have been paid or accrued as a liability on its books, other than any non-payments that do not, individually or in the aggregate, constitute a Material Adverse Effect.

Section 4.44.

Vendor Liens. There are no other Liens or inchoate Liens which, with notice, the passage of time or both could be validly asserted and attached to the Properties related to the provision of goods or services to Borrower for which payment is past due.

Section 4.45.

Eligible Contract Participant. Borrower is an “eligible contract participant” as that term is defined in the Commodities Futures Modernization Act of 2000, as amended or supplemented from time to time, and the rules and regulations promulgated thereunder.

Section 4.46.

Enforceability of Other Agreements. The Net Profits Overriding Royalty Interest Conveyance is a valid and binding agreement enforceable in accordance with its terms. No defaults have occurred and no events which, with notice or the lapse of time or both, have occurred, which will result in the occurrences of a default under the Net Profits Overriding Royalty Interest Conveyance.

ARTICLE V
Financial Statements and Information;
Certain Notices to Lender

So long as there are any Obligations owed to Lender under this Agreement, including, without limitation, the obligations arising under the Swap Agreement, and unless Lender has previously consented in writing to Borrower’s non-compliance, Borrower shall deliver to Lender the following items:

Section 5.1.

Property Operating Statement.

(a)

no later than the 15th day of each month, a Property Operating Statement; and

(b)

concurrent with the delivery of each Property Operating Statement, statements for the immediately preceding calendar month detailing: (i) Borrower’s consolidated Working Capital position as of the last day of the immediately preceding month, and (ii) aged accounts payable in the form attached as Exhibit H, each prepared by Borrower and accompanied by a certification of an authorized representative of Borrower acceptable to Lender (an “Authorized Officer”), dated the date of the delivery of the statement to Lender, and further certifying that to the knowledge of the Authorized Officer no Default exists under any provision of this Agreement or any of the other Loan Documents; and

(c)

concurrent with the delivery of each Property Operating Statement, a list of all payments made by Borrower to any Person (other than Lender) during the calendar month preceding the Payment Date and indicating whether the payment was (i) for operating expenses of a type described in subsections (a), (b) and (c) of the definition of “Net Operating Cash Flow,” or (ii) authorized under an AFE approved by Lender.

Section 5.2.

Annual Reports. Within one hundred twenty (120) days after the close of each fiscal year, a copy of the annual consolidated and consolidating financial statements (including all notes) of Borrower, consisting of a balance sheet, income statement and statement showing changes in financial position, all audited by independent certified public accountants retained by Borrower and acceptable to Lender and accompanied by the accountants’ certification that, in the normal course of their audit, they have not become aware of any circumstances constituting a Default under this Agreement. The first audited financial statement will be delivered on or before April 30, 2007, or if first production is after December 31, 2006, then on or before April 30, 2008.

Section 5.3.

Monthly Financial Reports. Within forty-five (45) days after the end of each fiscal month, a balance sheet, income statement and statement of cash flows of Borrower (including all notes thereto) for the period from the beginning of the then current fiscal year to the end of such fiscal month, prepared by Borrower.

Section 5.4.

Certificate of Financial Officer; Compliance. Concurrently with any delivery of financial statements under Section 5.2 or Section 5.3, a certificate of an Authorized Officer of Borrower in form and substance satisfactory to Lender (a) certifying (i) as to whether such Authorized Officer has knowledge of whether a Default has occurred, dated the date of the delivery of the financial statements to Lender, and, (ii) if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (b) setting forth reasonably detailed calculations demonstrating compliance with Section 6.27, (c) stating whether any material change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 5.2 and Section 5.3 and, if any such material change has occurred, specifying the effect of such change on the financial statements accompanying such certificate, and (d) stating that such financial statements present fairly in all material respects the consolidated financial position and results of operations of Borrower on a consolidated basis in accordance with GAAP, subject to normal year-end adjustments and the absence of footnotes (other than those required to explain financial data).

Section 5.5.

Default Notices. Promptly after becoming aware of the existence of any Default under this Agreement or any of the Loan Documents or a default by Borrower under any Operating Agreement or any farmout agreement or after becoming aware of any developments or other information which might materially and adversely affect Borrower’s Properties, business, prospects, profits or condition (financial or otherwise) or its ability to perform under this Agreement, including, without limitation, the following:

(a)

any material dispute (including tax liability disputes) that may arise between Borrower and any Governmental Authority;

(b)

the commencement of any litigation or proceeding involving amounts in dispute in excess of Twenty Five Thousand Dollars ($25,000) affecting Borrower or any of the Properties;

(c)

any labor dispute or controversy resulting in or threatening to result in a general strike or work stoppage against Borrower;

(d)

any proposal by any Governmental Authority to acquire any of the assets or business of Borrower;

(e)

any proposed or actual change in Borrower’s name or in any trade name used to identify such Person in the conduct of its business or in the ownership of its Properties, (i) in the location of Borrower’s chief executive office or principal place of business, (ii) in Borrower’s identity or entity structure or in the jurisdiction in which such Person is formed, (iii) in Borrower’s jurisdiction of organization or such Person’s organizational identification number in such jurisdiction of organization, and (iv) in Borrower’s federal taxpayer identification number;

(f)

the loss of, suspension, termination or material adverse change to any of the permits, licenses, operating authorities and other authorizations referred to in Section 4.17 and Section 4.18;

(g)

any material loss or damage to any of the Collateral, or Borrower’s business or operations;

(h)

the failure to make any payment when due with respect to any Debt or the failure to comply with the terms of any material agreement (including, without limitation, any Hedging Agreement or Swap Agreement) to which Borrower is a party;

(i)

any proposed sale, transfer, assignment or other disposition of any Properties permitted hereunder, prior written notice of such disposition, the price thereof and the anticipated date of closing;

(j)

the occurrence of any loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of, any Property of Borrower having a fair market value in excess of Fifty Thousand Dollars ($50,000); and

(k)

any other development that results in, or could reasonably be expected to result in a Material Adverse Effect;

in each case Borrower shall provide Lender with telephonic, facsimile or e-mail notice specifying and describing the nature of the Default, development or information, and the anticipated effect. Any notice delivered by telephone or e-mail will be confirmed in writing (or, with respect to e-mail notices, physically delivered to Lender) within five (5) days.

Section 5.6.

Reserve Reports.

(a)

Timing of Reports. Beginning on the First Reserve Report Effective Date and continuing semi-annually throughout the term of this Agreement, Borrower shall, at its sole expense (to be accounted for as a lease operating expense in the calculation of Net Operating Cash Flow), cause to be prepared by the Engineers (or, in the case of the mid-year report, prepared by Borrower, with Lender’s written consent in its sole and absolute discretion) and delivered to Lender an engineering reserve report (the “Reserve Report”) relating to the Properties. The mid-year reports will have a June 30 effective date, and the year-end reports will have a December 31 effective date. In the event that a mid-year report prepared by Borrower is not acceptable to Lender in its sole and absolute reasonable discretion, Borrower shall cause to be prepared by the Engineers a mid-year report for that same period. The Reserve Reports will set forth, without limitation, the projected recoverable reserves attributable to the Working Interests and Net Revenue Interests of Borrower. Borrower shall deliver each Reserve Report to Lender within forty-five (45) days of its effective date.

(b)

Preparation of Reports. The Reserve Report will be prepared in accordance with the following assumptions:

(i)

reserves shall be adjusted for cumulative production since the effective date of the most recent Reserve Report;

(ii)

(a)

for all Natural Gas to be sold by Borrower other than Natural Gas described in Section 5.6(b)(ii)(B) below, the purchase price for each calendar year will be the average of the monthly prices for that year for Natural Gas as reflected in the New York Mercantile Exchange as of the settlement of the last trading day for the contract month coincident with the effective date of the Reserve Report (as adjusted for appropriate quality, transportation and location differentials approved by Lender), using price escalators or de-escalators existing in the market as determined by Lender at the time the Reserve Report is being prepared, for the remaining life of the Properties;

(B)

for all Natural Gas to be sold by Borrower on a fixed price basis pursuant to any bona fide contract or with respect to which the price has been hedged pursuant to any New York Mercantile Exchange contract or bona fide price swap agreement or arrangement, the purchase price will be the fixed price (as adjusted for appropriate quality, transportation and location differentials approved by Lender) for the volumes indicated in the contract, agreement or arrangement;

(C)

for Crude Oil to be sold by Borrower other than Crude Oil described in Section 5.6(b)(ii)(D)  below, the purchase price for each calendar year shall be the average of the monthly prices for that year for Crude Oil as reflected in the New York Mercantile Exchange as of the settlement on the last trading day for the contract month coincident with the effective date of the Reserve Report (as adjusted for appropriate quality, transportation and location differentials approved by Lender), using price escalators or de-escalators existing in the market as determined by Lender at the time the Reserve Report is being prepared, for the remaining life of the Properties;

(D)

for Crude Oil to be sold by Borrower on a fixed price basis pursuant to any bona fide contract or for which the price has been hedged pursuant to any New York Mercantile Exchange contract or bona fide price swap agreement or arrangement, the purchase price will be the fixed price (as adjusted for appropriate quality, transportation and location differentials approved by Lender) for the volumes indicated in the contract, agreement or arrangement.

(iii)

reserves will be adjusted to reflect revisions to volume estimates of reserves since the effective date of the last Reserve Report;

(iv)

projected operating expenses and capital expenditures will be adjusted to reflect (A) actual expense levels incurred since the effective date of the last Reserve Report and (B) projected increases or decreases in anticipated operating expenses and capital expenditure levels, both of which (A) and (B) shall reasonably correspond to historical projected operating expenses and capital expenditures;

(v)

each Reserve Report will not deduct, for the period commencing therewith, the Net Profits Overriding Royalty Interest Conveyance;

(vi)

each Reserve Report will separately report on PDP Reserves, PDNP Reserves and PUD Reserves and will utilize any other assumptions that Lender may request from time to time; and

(vii)

each Reserve Report shall be accompanied with any updates to the then existing Development Plan and by a certificate of an Authorized Officer of Borrower as required pursuant to Section 5.4.

(c)

Preparation of Additional Reserve Reports. Borrower or Lender, at the sole option of either of them, so long as there are any Obligations owing to Lender under this Agreement (other than indemnity and similar obligations that survive termination of this Agreement), may cause additional Reserve Reports, meeting the requirements of the preceding paragraph, to be prepared by the Engineers to be delivered to the other party. Except for the two (2) Reserve Reports each year required in the first paragraph of this Section 5.6 which will be paid for by Borrower (and accounted for as lease operating expenses in the calculation of Net Operating Cash Flow), the costs and expenses of any additional reports will be borne by the party requesting the report. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, then Lender may request an additional report to be prepared on an annual basis at the sole expense of Borrower.

Section 5.7.

Other Information. Borrower shall provide Lender copies of any financial statement, report or notice furnished to or by any Person pursuant to the terms of any preferred stock designation, indenture, loan or credit or other similar agreement, other than this Agreement, and not otherwise required to be furnished to Lender pursuant to any other provision of this Agreement. Borrower shall provide any other information concerning the financial condition of Borrower and any property of Borrower as Lender may reasonably request from time to time.

Section 5.8.

Daily Field Reports. Borrower shall use commercially reasonable efforts to, but in no event later than twenty-four (24) hours from any given production day (excepting weekends), send reports on active field operations to Lender on a daily basis, in form and substance satisfactory to Lender. Such reports will be sent by e-mail or fax to designated representatives of Lender as soon as possible on the day following each previous day’s reported activities (including weekends); provided, however, with respect to reports on drilling activities, Borrower shall be obligated to provide Lender such daily reports no later than twenty-four (24) hours from any given production day (including weekends). Active field operations include, but are not limited to: location work, drilling, completions, well workovers, installation, modification or repair of surface facilities and flowlines, and pipeline hookups. Drilling activities include, but are not limited to: depth, corresponding lithological information, data on drilling fluid characteristics, and information about drilling difficulties or delays, if any.

Section 5.9.

Weekly Production Reports. Borrower will maintain a table of all daily production data (current and historical) for all existing and future well completions by Borrower in a form acceptable to Lender. Such table will be supplied in a digital format to Lender at least once per week by e-mail to designated representatives of Lender. Gas, oil/condensate, and water production volumes will be reported, as well as choke sizes, wellhead pressures, hours produced and notes relating to downtime or other factors affecting production. The daily production volumes will be based on field estimates on as accurate a basis as practical given the production equipment and metering devices in place. For situations where production from multiple completions are combined upstream of measurement equipment, production volumes for the individual completions should be estimated based on appropriate allocations acceptable to Lender. The raw metered data, explanatory notes and formulas related to the allocation methodology, and the resulting allocated volumes should be included in the table supplied.

Section 5.10.

Monthly Field Activity Reports. Borrower shall maintain a table of all monthly gas and oil/condensate production volumes (historical and current) for all existing and future well completions by Borrower. Such table will be supplied by electronic mail to designated representatives of Lender, in a digital format acceptable to Lender, within twenty-one (21) days following the end of each production month. In the case of Natural Gas, the monthly production volumes should be based on the integration of the charts recorded by the lease “check” meter located downstream of the processing equipment and immediately upstream of the sales delivery point. Any allocation of production among completions should be documented as described above for the daily production table. Borrower shall also supply a report reconciling Hydrocarbon Production Volumes (as measured by the lease equipment) to sales volumes (reported by the Purchasers) for each of Borrower’s existing and future well or lease. Such table will be supplied by e-mail to designated representatives of Lender, in a format acceptable to Lender, within twenty-one (21) days following the end of each production month.

Section 5.11.

AFEs. Borrower shall provide Lender for Lender’s written approval a true and complete copy of each AFE supported by appropriate invoices, bids, estimates, contracts or other documentation prior to commencing the activity contemplated by the AFE. Borrower shall promptly submit to Lender for written approval a supplemental AFE for any anticipated expenditures in excess of one hundred ten percent (110%) of those authorized on an approved AFE. Specifically, to the extent that the initial Well completion costs exceed Tranche C funds (which already reflect 110% of estimated AFE costs), Borrower shall submit a supplemental AFE to Lender for funding at Lender’s sole and absolute discretion.

Section 5.12.

Test Results; Core Analyses; Surveys and Logs. Borrower shall promptly provide Lender with true and complete copies of all test results, fluid analyses, pressure surveys and core analyses related to the Properties. As soon as such data are available, Borrower shall promptly provide Lender with true and correct copies of all electrical surveys, radioactivity logs, temperature surveys, deviation or directional surveys, caliper logs and all other logs and surveys obtained during the drilling of any Well. In addition, promptly upon the completion of any Well, Borrower will provide Lender with a composite of all electrical formation evaluation logs to the extent reasonable and customary.

Section 5.13.

Advance Notice of Operations. To the extent practical, Borrower will use commercially reasonable efforts to give Lender twenty-four (24) hours advance notice of and access to all logging, coring, and testing operations.

Section 5.14.

Reports Made to a Governmental Authority. Concurrently with the delivery of any such report or application to the applicable Governmental Authority, Borrower shall provide Lender a copy of each report made and application submitted to a Governmental Authority.

Section 5.15.

Charter Documents. Borrower shall provide Lender copies of all amendments or modifications to any of its Charter Documents and the Charter Documents of any Subsidiary and Affiliate.

Section 5.16.

Information to Members. Simultaneous with the distribution of such information to Borrower’s members, Borrower shall furnish to Lender copies of all periodic and other reports, proxy statements and other materials distributed by Borrower to the members generally.

Section 5.17.

Certificate of Authorized Officer; Hedging Agreements. Concurrently with the delivery of each Reserve Report hereunder, a certificate of an Authorized Officer of Borrower, in form and substance satisfactory to Lender, setting forth as of the effective date of the Reserve Report, a true and complete list of all Hedging Agreements of Borrower, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value therefor, credit support agreements not previously disclosed to Lender in writing, any margin required or supplied under any credit support document, and the counterparty to each such agreement.

Section 5.18.

Certificate of Insurer; Insurance Coverage. Concurrently with any delivery of financial statements hereunder (to the extent not previously provided to Lender), a certificate of insurance coverage from each insurer with respect to the insurance required by Section 6.9 in form and substance satisfactory to Lender, and, if requested by Lender, all copies of the applicable policies.

Section 5.19.

Updated Development Plan. Contemporaneous with the delivery of each Reserve Report bearing an effective date as of December 31st of any year, and as otherwise updated from time-to-time, Borrower will prepare and deliver to Lender a revised, proposed Development Plan covering at least the next twelve (12) months and setting forth all capital expenditure development projects proposed for that period, the anticipated timing of those projects, the net cost of each of those projects to Borrower and such other information as Lender may require. Each proposed Development Plan will be subject to the written approval of Lender in its sole and absolute discretion, and Borrower agrees and acknowledges that Lender has no obligation to approve any revised Development Plan. If and when approved by Lender, each revised Development Plan will supersede Schedule 2.1 to this Agreement.

ARTICLE VI
Affirmative Covenants

Borrower covenants and agrees that, so long as there are any Obligations owing to Lender under this Agreement or under the Swap Agreement (other than indemnity obligations and similar obligations that survive the termination of this Agreement), or Lender has any commitment to make further Advances under this Agreement, and unless Lender has previously consented in writing to Borrower’s non-compliance, Borrower will comply with the following covenants:

Section 6.1.

Preservation of Existence. Borrower shall preserve and maintain its existence as a limited liability company organized under the laws of the State of Louisiana and all related rights, privileges and franchises.

Section 6.2.

Affiliate Transactions. Borrower shall not enter into any transaction with any Affiliates without the prior written consent of Lender, and, if approved by Lender, Borrower shall conduct those transactions on an arm’s-length basis.

Section 6.3.

Compliance with Law. Borrower shall:

(a)

comply, and use all commercially reasonable efforts to cause the Operator to comply, in all material respects with all Governmental Authorities and Governmental Requirements regarding the collection, payment and deposit of employees’ income, unemployment and Social Security taxes and use all commercially reasonable efforts to cause the Operator to properly and timely make all royalty or overriding royalty payments and payments to all other interest owners in the Properties which it operates;

(b)

duly observe and conform, in all material respects, with all laws, rules and regulations made by any Governmental Authority, and all valid requirements of any Governmental Authority which may acquire jurisdiction, which apply or relate to ownership and operation of any or all of the Properties, including, without limitation, compliance with all obligations under the Environmental and Safety Regulations;

(c)

operate or cause any Property to be operated (whether or not such Property constitutes a “facility” as defined by CERCLA) so that no cleanup or other obligation arises in respect of CERCLA or other applicable federal law or under any state, local or municipal law, statute (including, without limitation, Hazardous Substance Laws), ordinance, rule or regulation designed to protect the environment or relating to the disposition, generation or transportation of hazardous waste, which would constitute a Lien or charge on any property of Borrower prior in right to that of Lender. If any claim of prior Lien or charge is made or any similar obligation arises, Borrower will, at its own expense, (i) immediately cure or cause a third party to immediately cure the same except for claims, Liens or charges being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP and (ii) INDEMNIFY AND HOLD HARMLESS LENDER AND ITS OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES FROM ANY RELATED LIABILITY, RESPONSIBILITY OR OBLIGATION IN CONNECTION WITH ANY CLEANUP OR OTHER LIABILITY AS SUCCESSOR, SECURED PARTY OR OTHERWISE (REGARDLESS OF WHETHER OR NOT LENDER MAY BE DEEMED TO BE AN “OWNER OR OPERATOR” UNDER CERCLA) FOR ANY REASON INCLUDING, WITHOUT LIMITATION, THE ENFORCEMENT OF LENDER’S RIGHTS AS A SECURED PARTY UNDER THIS AGREEMENT, THE SECURITY DOCUMENTS OR BY OPERATION OF LAW;

(d)

comply with, and use all commercially reasonable efforts to cause material compliance by all of its Operators, agents and invitees with, all Environmental and Safety Regulations with respect to Hazardous Materials, and keep all of the Properties free and clear of any Liens imposed by those regulations except for claims, Liens or charges being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP. If Borrower receives any notice from any Person with regard to the Release of Hazardous Materials on or from any of the Properties, Borrower shall promptly (and, in any event, prior to the expiration of any period in which to respond to such notice under any applicable Environmental and Safety Regulation) send a copy of the notice to Lender;

(e)

use all commercially reasonable efforts to cause any Operator to do or cause to be done all things reasonably necessary to preserve and keep in good repair, working order and efficiency (excepting ordinary wear and tear) all of its Properties including, without limitation, all Equipment, machinery and facilities, and from time to time will make all the reasonably necessary repairs, renewals and replacements so that at all times the state and condition of its Properties will be fully preserved and maintained, except to the extent a portion of such Properties is no longer capable of producing in paying quantities; and

(f)

promptly (i) pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses, severance taxes and other taxes and indebtedness accruing under the Leases or other agreements affecting or pertaining to its Properties, (ii) perform or make reasonable and customary efforts to cause to be performed in all material respects, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, Leases, sub-leases, contracts and agreements affecting its interests in its Properties and (iii) will use commercially reasonable efforts to cause the Operator to do all other things necessary to keep unimpaired, except for Liens described in Section 7.5, its rights with respect to its Properties and prevent any forfeiture thereof or a default thereunder, except to the extent a portion of such Properties is no longer capable of producing in paying quantities.

Section 6.4.

Environmental Matters

(a)

Borrower shall at its expense: (i) comply, and shall cause its Properties and operations to comply, with all applicable Environmental Laws, the breach of which could be reasonably expected to have a Material Adverse Effect; (ii) not dispose of or otherwise release, any oil, oil and gas waste, hazardous substance, or solid waste on, under, about or from any of Borrower’s Properties or any other property to the extent caused by Borrower’s operations except in compliance with applicable Environmental Laws, the disposal or release of which could reasonably be expected to have a Material Adverse Effect; (iii) timely obtain or file all notices, permits, licenses, exemptions, approvals, registrations or other authorizations, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of Borrower’s Properties, which failure to obtain or file could reasonably be expected to have a Material Adverse Effect; (iv) promptly commence and diligently prosecute to completion any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the “Remedial Work”) in the event any Remedial Work is required or reasonably necessary under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future disposal or other release of any oil, oil and gas waste, hazardous substance or solid waste on, under, about or from any of Borrower’s Properties, which failure to commence and diligently prosecute to completion could reasonably be expected to have a Material Adverse Effect; (v) establish and implement such procedures as may be necessary to continuously determine and assure that Borrower’s obligations under this Section 6.4(a) are timely and fully satisfied, which failure to establish and implement could reasonably be expected to have a Material Adverse Effect; and (vi) prepare environmental reports in a form acceptable to Lender and at request of Lender, in its sole and absolute discretion.

(b)

Borrower will promptly, but in no event later ten (10) days of the occurrence of a triggering event, notify Lender in writing of any threatened action, investigation or inquiry by any Governmental Authority or any threatened demand or lawsuit by any landowner or other third party against Borrower or its Properties of which Borrower has knowledge in connection with any Environmental Laws (excluding routine testing and corrective action) if Borrower reasonably anticipates that such action will result in liability (whether individually or in the aggregate) in excess of Fifty Thousand Dollars ($50,000), not fully covered by insurance, subject to normal deductibles.

(c)

Borrower will provide environmental audits and tests in accordance with American Society for Testing and Materials Standards, as amended, upon request by Lender and no more than once per year in the absence of any Event of Default (or as otherwise required to be obtained by Lender by any Governmental Authority), in connection with any future acquisitions of any other Properties.

Section 6.5.

Records. Borrower shall keep adequate records and books of account with respect to its business activities and the Properties in which proper entries are made in accordance with GAAP reflecting all financial transactions of Borrower. Borrower shall keep separate books and records than its Affiliates and shall conduct its business separately from the business of its Affiliates.

Section 6.6.

Litigation. Borrower shall give Lender prompt written notice of any suit at law or in equity or any investigation or proceeding before or by any Governmental Authority arising after the date hereof and known to Borrower that could:

(a)

limit, prohibit or restrict the manner in which Borrower presently conducts its business; or

(b)

declare any substance contained in any product used, sold or distributed by Borrower to be a Hazardous Material in violation of Hazardous Substance Laws.

Section 6.7.

Damage to Collateral. Borrower shall give Lender prompt written notice of:

(a)

damage to any of the Collateral causing a loss in excess of Twenty-Five Thousand Dollars ($25,000); and

(b)

the occurrence of any condition or event which has caused, or may cause, loss or depreciation in excess of Twenty-Five Thousand Dollars ($25,000) with respect to any of the Collateral excluding market fluctuation for the price paid for Hydrocarbons.

Section 6.8.

Solvency. Borrower shall conduct all operations in a manner as is necessary to remain Solvent.

Section 6.9.

Insurance. Borrower shall:

(a)

continuously keep all of its Personal Property together with all improvements on its real property insured for replacement value of like kind and quality with insurance companies licensed or approved to do business in the jurisdictions in which the Properties are located with a Best’s Rating of A or better or as otherwise satisfactory to Lender against loss or damage by fire or other risk usually insured against by other prudent owners in similar businesses similarly situated under extended coverage endorsement and against theft, burglary, and pilferage together with other insurance covering any other hazards as Lender may from time to time reasonably request;

(b)

deliver certificates of insurance to Lender if Lender so requests and, whether or not so delivered, such policies and all proceeds thereof shall be security for all Obligations. All such insurance shall contain endorsements in form satisfactory to Lender showing Lender as a loss payee and additional insured as its interest may appear. All insurance proceeds received by Lender shall be retained by Lender at its option, for application to the payment of such portion of the Obligations as Lender may determine in its reasonable discretion or shall be applied to repair any such insurable loss or damage, provided that the proceeds of the insurance shall be deposited in the Borrower Sub-Account and, so long as no Event of Default shall have occurred and be continuing, at the request of Borrower, such proceeds shall be disbursed to Borrower upon such terms and conditions as Lender may deem appropriate for its protection to pay the cost of repairing or restoring Collateral or purchasing replacement Collateral;

(c)

promptly notify Lender of any event or occurrence causing a material loss or decline in value of Collateral insured or the existence of an event justifying a material claim under any insurance and the estimated amount thereof. In furtherance, but not in limitation of the requirements of the preceding sentence, Borrower shall continuously keep and maintain in full force and effect during the term of this Agreement, at Borrower’s sole cost and expense, original insurance policies for which the payment of premiums are current containing waivers of subrogation by the respective insurers and non-contributory standard mortgagee clauses or their equivalent or a satisfactory mortgagee loss payable endorsement in favor of Lender providing the types of insurance covering each of the Properties and the interest and liabilities incident to the ownership, possession and operation thereof as specified on Schedule 6.9;

(d)

deliver to Lender all certificates of insurance (and if requested by Lender, copies of all insurance policies and endorsements) which are required to be obtained and maintained by Borrower. Such certificates shall show that (i) such insurance is in full force and effect in accordance with the provisions of this Agreement, (ii) such insurance is non-cancelable without at least fifteen (15) days prior written notice to Lender sent by United States registered or certified mail, return receipt requested, and (iii) written notice shall be sent to Lender in the same manner at least fifteen (15) days prior to any non-renewal of such policies;

(e)

obtain at least thirty (30) days prior to the expiration date of each policy maintained pursuant to this Section 6.9, a renewal or replacement thereof and deliver to Lender a certificate of such renewal or replacement policy; and

(f)

notwithstanding the foregoing, Borrower shall at all times employ industry standard practices for insurance coverages to include, but not limited to, drilling, workovers, flowline repairs, rig work and facilities work. Borrower will exercise commercially reasonable efforts to ensure that third-party operators also carry such insurance coverages. To the extent Borrower’s existing coverage is not in compliance or falls below those standard for the industry as determined by Lender, Borrower shall promptly act to increase, if necessary, its insurance coverages and coverage amounts to come into compliance with industry standards.

Section 6.10.

Delivery of Instruments. Borrower shall deliver to Lender upon its request copies of all contracts, statements, invoices, notices, receipts and vouchers under which Borrower has incurred or is to incur costs in excess of Ten Thousand Dollars ($10,000), and deliver to Lender all other data or documents in connection with Borrower’s operations as Lender may from time to time reasonably request.

Section 6.11.

Consultants. Borrower shall accord to Lender the right, to be exercised in Lender’s reasonable discretion, with prior written notice to Borrower (except upon the occurrence and during the continuation of an Event of Default, in which case no prior written notice is required), from time to time to select and retain consultants, including engineers and public accountants, to advise Lender as to technical and financial matters pertaining to Borrower’s operations relating to the Properties and Borrower’s financial records. Upon Borrower’s receipt of verifying invoices therefore, the reasonable fees and costs charged by Lender’s consultants will be paid by Borrower, which may be paid out of Net Operating Cash Flow as lease operating expense. Borrower shall allow Lender’s consultants access during normal business hours to the Properties and all other facilities owned, operated or used by Borrower in connection with the Properties or the conduct of Borrower’s business and to Borrower’s records (financial or otherwise) relating to the operation of the Properties. The access granted to Lender and its consultants under this Section 6.11 will not unreasonably disrupt the business of Borrower or the operation of the Properties.

Section 6.12.

Creditors. Borrower shall promptly, upon Lender’s request, provide Lender with a statement showing the identity of Borrower’s creditors, the amount due to each, and the date each payment is due. Borrower shall notify Lender immediately if Borrower fails to make any payment (other than a contested payment) in accordance with required terms to lessors, suppliers, vendors, owners of Royalty Interests, third-party Working Interest owners, tax authorities or others relating to the Properties, including, without limitation, owners or holders of net profits interests, production payments, or any other Liens or burdens on or relating to the Properties, where non-payment would create any Lien rights against any item of Collateral or otherwise interfere with or jeopardize performance by Borrower under this Agreement. Upon receipt of a notice of non-payment from Borrower, Lender may, but need not, make in its reasonable discretion, any payments or agree to pay any persons as are required to enable Borrower to complete performance under this Agreement or to protect the interests of Lender in production from or allocable to Borrower’s Net Revenue Interest in the Properties or other Collateral, and those payments will be immediately reimbursed to Lender by Borrower on demand. Borrower’s obligation to reimburse Lender for any payments will be secured by the security interests and the Liens granted under the Security Documents.

Section 6.13.

Inspection. Borrower shall, so long as any Obligation remains owing to Lender or any Collateral remains located at any of the Properties or other facilities owned or leased by Borrower, accord Lender and its agents full and unrestricted access (at Lender’s risk) upon the giving of reasonable notice under the circumstances (subject to reasonable safety restrictions and in accordance with prudent operator standards) during normal business hours to the Properties and such other facilities to permit Lender or its agents to, among other things, witness drilling, workovers and other field activities and inspect production. Borrower shall give Lender or its agents due notice of drilling, workovers and other field activities to permit Lender to exercise its rights under this Section 6.13. The access granted to Lender under this Section 6.13 will not unreasonably disrupt the business of Borrower or the operation of the Properties.

Section 6.14.

Compliance Opinions and Reports. Borrower shall, upon Lender’s reasonable request, obtain opinions and/or reports, as designated by Lender, from counsel or other consultants reasonably satisfactory to Lender that Borrower has all permits, licenses and other approvals required by all Governmental Authorities, and the current and planned operation of the Properties is in compliance with all Governmental Requirements.

Section 6.15.

Operators. To the extent Borrower has the legal right to do so (or to cause or require any other Person to do so) Borrower shall, in the event of a material failure by any Operator to perform any obligations under the respective Operating Agreement or upon the occurrence of an Event of Default under this Agreement:

(a)

immediately, upon the request of Lender, vote to remove the Operator or commence any proceedings necessary under the applicable Operating Agreement to remove the Operator or assign to Lender its right to vote to remove the Operator with respect to the Properties,

(b)

seek indemnification or damages from the Operator and its successors or assigns for any loss or liability incurred by Borrower,

(c)

pay the owners of Royalty Interests directly,

(d)

deliver or use all commercially reasonable efforts to cause the Operator to deliver to any successor Operator all books, agreements, contracts, papers, records (including but not limited to royalty payment records, computerized tapes and other royalty payment information), division orders, farm-in and farmout agreements, and all other records, contracts, agreements, papers or documents, written, printed or computerized, which may be pertinent in any way to the operations to be conducted by the successor Operator or which may have been conducted by the former Operator,

(e)

cooperate, and use all commercially reasonable efforts to cause the Operator to fully cooperate with the successor Operator to ensure that the Leases are not terminated or the value of the Properties diminished by virtue of the resignation or removal, and

(f)

take all other actions and use all commercially reasonable efforts to cause the Operator to take all other actions necessary to ensure an orderly transition of all operations to the successor Operator. Borrower shall promptly reimburse Lender for any payments made pursuant to this Section 6.15. The rights and remedies of Lender under this Section 6.15 are in addition to any other rights or remedies available under Article XI or elsewhere in this Agreement.

Section 6.16.

Purchasers of Hydrocarbons. Borrower shall:

(a)

in the event that any Purchaser of Hydrocarbons is, in Lender’s reasonable judgment, not creditworthy, upon the request of Lender, (i) cause the Purchaser to provide one or more letters of credit, in form and substance and from a bank satisfactory to Lender in connection with its purchase of Hydrocarbons from the Properties, (ii) sell Hydrocarbons only to Purchasers who are creditworthy in Lender’s reasonable judgment or who prepay, or (iii) exercise its right to take the Hydrocarbons in kind and sell to Purchasers of Hydrocarbons who are creditworthy in Lender’s reasonable judgment, to the extent Borrower is legally entitled to take such action; and

(b)

after the date of this Agreement, give Lender thirty (30) days prior written notice if a Person other than a Person listed on Exhibit E will become a Purchaser of Hydrocarbons. The notice will contain the Person’s name and address (including contact person) and specify the Property or Properties to which the purchases relate.

Section 6.17.

Access to Officers, Employees and Agents. Borrower shall allow Lender reasonable access to appropriate officers, employees and agents of Borrower to discuss the affairs, finances and accounts of Borrower at all reasonable times and as often as Lender may reasonably request.

Section 6.18.

Use of Proceeds; Development of Properties. Borrower shall use all amounts Advanced under the Term Loan solely for the purposes described in this Agreement and in a manner consistent with the AFEs and other supporting documentation provided to Lender in connection with each Advance Request. Borrower shall diligently develop the Properties in accordance with the applicable AFE.

Section 6.19.

Bonds. Borrower shall maintain in full force and effect all federal and state qualifications, bonds, permits and approvals necessary to own and operate the Properties, and deliver to Lender certificates evidencing any bonds and copies of any bonds in place (including renewals) as well as all bonds required by the applicable Governmental Authority. Schedule 6.19 identifies (a) each of the bonds, permits and qualifications maintained by Borrower or Operator in connection with the ownership and operation of the Properties and compliance with the applicable law as set forth in this Section 6.19, and (b) all payment obligations of Borrower to the applicable bonding agent(s).

Section 6.20.

Hedging Hydrocarbon Production. Once production has been established, Borrower shall enter into a Hedging Agreement in form and substance satisfactory to Lender in its sole and absolute discretion such that a percentage of the volume of PDP Reserves set forth on Schedule 6.20 is dedicated to the price risk management program approved by Lender. Any gain or loss for volume adjustments will be for Borrower’s account. From and after the period of time specified on Schedule 6.20, Borrower shall maintain a price risk management program on a portion not to exceed 80% of its PDP Reserves as determined by Lender in its sole discretion, per the most recent Reserve Report, or such other greater or lower amount as may be determined by Lender from time to time in its sole discretion. Lender may review the adequacy of Borrower’s price hedge position at any time to determine if it is in compliance with this Section 6.20. Lender may require that Borrower’s hedging program be extended beyond the Maturity Date and if so required, Borrower shall enter into such additional energy price hedging arrangements necessary to comply with Lender’s request, such extension not to exceed one hundred eighty (180) days after the Maturity Date.

To the extent Borrower enters into any hedging agreements pursuant to the Swap Agreement which extends beyond the Maturity Date, the Obligations under the Swap Agreement shall continue to be secured by the Security Documents notwithstanding payment of the Term Loan.

Section 6.21.

Minimum Payments. Borrower shall pay to Lender interest at the rate specified in this Agreement on all Obligations (including Obligations which are for fees or to reimburse or indemnify Lender) on each Payment Date irrespective of whether interest due exceeds the Applicable Percentage of Net Operating Cash Flow for a given month; provided, further, that if the Applicable Percentage of Net Operating Cash Flow is insufficient to pay to Lender such minimum payments described in this Section 6.21, such minimum payments will be added to the principal amount of the Term Loan.

Section 6.22.

Post-Closing Title Opinions

(a)

Within thirty (30) days of Closing, Borrower will deliver to Lender updated title opinions and title information covering the Properties.

(b)

The opinions to be delivered under this Section 6.22 will show Defensible Title in the Properties vested in Borrower subject only to the Permitted Encumbrances, the Mortgages in favor of Lender as first and prior mortgage Liens subject only to the Permitted Encumbrances, the Net Profits Interest, and will otherwise be satisfactory to Lender and its counsel.

Section 6.23.

Continuing Enterprise. Borrower shall continue to conduct its operations on such a scale and in such a manner as is necessary to (a) perform its obligations under this Agreement, the other Loan Documents and the Basic Documents, and (b) preserve its rights to the Properties and its rights under the Basic Documents unless a prudent operator would not do so.

Section 6.24.

Venue for Debtor Relief Proceedings. In the event Borrower voluntarily commences any proceeding under any Debtor Relief Law, Borrower shall initiate and maintain the proceeding in the United States District Court for the Southern District of Texas.

Section 6.25.

Access to Seismic and Geophysical Data. Borrower shall provide Lender and its engineering consultants with complete and full access to all engineering, seismic, geological and geophysical data, studies and evaluations which Borrower or any of its Affiliates possesses or to which any of them has access. Lender will, upon reasonable notice to Borrower, have access to these records during Borrower’s regular business hours; provided, however, to the extent the information to be made available to Lender under this Section 6.25 is subject to a confidentiality agreement, Borrower may require Lender to execute and deliver to it a mutually acceptable confidentiality agreement prior to being allowed access to the confidential information.

Section 6.26.

Liens on Collateral. Borrower will at all times cause all Collateral (whether real, personal or mixed, tangible or intangible) of Borrower to be subject to a senior first-priority perfected Lien in favor of Lender pursuant to the Security Documents subject only to Permitted Encumbrances.

Section 6.27.

Financial Ratios.

(a)

Interest Coverage Ratio. Without prior written consent of Lender, beginning with the First Reserve Report Effective Date, Borrower shall at all times maintain an Interest Coverage Ratio of at least 2.50 to 1.00.

(b)

Current Ratio. Without prior written consent of Lender, beginning with the First Reserve Report Effective Date, Borrower shall at all times maintain a Current Ratio of at least 1.00 to 1.00.

(c)

Adjusted PV Ratio. Without prior written consent of Lender, Borrower shall at all times maintain Adjusted PV Ratio of not less than 2.00 to 1.00 as of the First Reserve Report Effective Date and with the delivery of each Reserve Report pursuant to Section 5.6(a).

Section 6.28.

Use of Additional Equity. In the event that Borrower receives any additional capital contributions or other infusions of equity, Borrower will only use the proceeds of such capital contributions or equity infusions to repay the Obligations or for such other uses approved by Lender in writing.

Section 6.29.

Payment of Taxes. Borrower shall pay all costs to be paid on Taxes, assessments, governmental charges or private encumbrances levied, assessed, imposed or payable upon or with respect to any of the Collateral except for Taxes, assessments, charges or encumbrances being contested in good faith by appropriate action and for which adequate reserves are maintained in accordance with GAAP.

Section 6.30.

Event of Default. Borrower shall give Lender prompt written notice of any Event of Default arising after the date hereof and known to Borrower.

Section 6.31.

Legal Opinions. See attached.

Section 6.32.

Documents. Borrower shall deliver to Lender such financial statements, reports, accountants’ letters, projections, officers’ certificates and other information requested by and acceptable to Lender in its sole and absolute discretion.

Section 6.33.

ERISA. Borrower shall deliver to Lender evidence of compliance with ERISA, if applicable.

Section 6.34.

Net Operating Cash Flow. Borrower shall amend the New Operating Cash Flow amounts on Schedule 7.12 prior to any Advance under Tranche E, to the satisfaction of Lender in its sole and absolute discretion.

Section 6.35.

Net Revenue Interest Production Levels. Borrower shall amend the Net Revenue Interest production levels on Schedule 7.13 prior to any Advance under Tranche E, to the satisfaction of Lender in its sole and absolute discretion.

ARTICLE VII
Negative Covenants

So long as there are any Obligations owing to Lender under this Agreement or the Swap Agreement, and unless Lender has previously consented in writing to Borrower’s non-compliance, Borrower will comply with the following covenants:

Section 7.1.

Debt. Borrower shall not create, incur, assume or suffer to exist any Debt, except:

(a)

the Obligations;

(b)

Capital Leases which do not exceed Twenty-Five Thousand Dollars ($25,000) in the aggregate, each of which is identified on Schedule 7.1(b);

(c)

obligations secured by Permitted Encumbrances;

(d)

Indebtedness in connection with a Hedging Agreement approved in writing by Lender;

(e)

accounts payable and accrued expenses, liabilities or other obligations to pay the deferred purchase price of property or services, from time to time incurred in the ordinary course of business which are (i) delinquent or otherwise greater than sixty (60) days past the date of invoice and do not exceed One Hundred Thousand Dollars ($100,000) in the aggregate, unless permitted by Lender in writing in its sole and absolute discretion, or (ii) being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP;

(f)

letters of credit, surety or other bonds incurred in the ordinary course of business approved in writing in advance by Lender; and

(g)

endorsements of negotiable instruments for collection in the ordinary course of business.

Section 7.2.

Accounts. Borrower shall not sell, discount or factor its accounts, instruments, intangibles, Leases or chattel paper, except for accounts that are settled for less than the amount thereof, discounted or extended in each case in the ordinary course of business so long as no Default or Event of Default has occurred and is continuing.

Section 7.3.

Guaranties. Other than Debt permitted by Section 7.1 and indemnity, cleanup and other obligations of a customary nature assumed or incurred (excluding Debt for borrowed money) in favor of any seller of the Leases or related property, Borrower shall not assume, guaranty or endorse or otherwise become directly or contingently liable for any liability of any other Person except for the indemnification obligations contained in this Agreement and the Security Documents. The preceding sentence will not prohibit the endorsement of negotiable instruments for deposit or collection or the incurrence of obligations under the Operating Agreements and similar transactions in the ordinary course of business. For purposes of this Section 7.3, the term “guaranty” includes any agreement, whether contingent or otherwise, to purchase, repurchase or otherwise acquire any obligation or liability of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any case primarily for the purpose of enabling another Person to make payment of any debt or liability, or to make any payment (whether as a capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with a debt or liability of another Person, or to supply funds to or in any manner invest in another Person in connection with that Person’s debts or liabilities.

Section 7.4.

Ownership and Business Operations. Borrower shall not:

(a)

without the prior written consent of Lender, suffer any Change of Control or merge into or consolidate with any other Person;

(b)

acquire or agree to acquire all or any material portion of the stock, securities or assets of any other Person;

(c)

unless permitted by Lender in writing in its sole and absolute discretion, sell, transfer, assign or grant any Person an option to acquire any of its assets (as that term is defined in accordance with GAAP) or take any similar action except for the sale of production or inventory in the ordinary course of Borrower’s business;

(d)

cancel any claim or debt during the term of the Term Loan, except for consideration and in the ordinary course of its business;

(e)

prepay any Debt other than the Obligations owing to Lender hereunder;

(f)

cause or suffer to exist a default under any lease, mortgage, deed of trust or Lien on real estate owned or leased by Borrower;

(g)

make any loan or advance or extend any credit during the term of the Term Loan to any Person, whether or not an Affiliate of Borrower;

(h)

transfer its executive offices, or change its company name or reorganize as an entity other than a limited liability company or in a jurisdiction other than the jurisdiction under which it is organized on the date of this Agreement;

(i)

change its fiscal year;

(j)

allow (i) the abandonment of any Well capable of commercial production, or the release or abandonment of all or any part of Borrower’s Working Interest or Net Revenue Interest in any of the Properties capable of commercial production, or release or abandon all or any portion of the Properties except in accordance with prudent operator standards; (ii) Borrower’s Net Revenue Interest in the Properties to be developed, maintained or operated in a manner less favorable than prudent operator standards taken as a whole; and (iii) any material alterations in the Basic Documents except as made by an Operator on behalf of Borrower pursuant to the terms of an Operating Agreement;

(k)

except in the ordinary course of business and as permitted under this Agreement, enter into any new agreement or contract with any Person relating to or affecting any of the Properties that could be material in the context of any particular Lease;

(l)

enter into any farmout agreements with any Person;

(m)

allow the commencement of any operation other than pursuant to an AFE approved in writing by Lender excluding emergency operations, operations required under presently existing contractual obligations, operations necessary to ensure compliance with any Governmental Requirement.

Section 7.5.

Liens and Encumbrances. Except as set forth on Schedule 7.5, Borrower shall not:

(a)

unless permitted by Lender in writing in its sole and absolute discretion, suffer to exist any Lien or consent to the filing of any financing statement on any of its property (including Borrower’s Working Interest or Net Revenue Interest in the Properties) other than

(i)

the Liens created by and granted to Lender under this Agreement and the Security Documents;

(ii)

the Permitted Encumbrances;

(iii)

Liens being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; and

(iv)

Liens securing Capital Leases permitted by Section 7.1(b) and identified on Schedule 7.1(b).

(b)

dedicate, sell, encumber or dispose of, or suffer to exist any agreement for the sale, disposition or encumbrance of, Borrower’s Working Interest and/or Net Revenue Interest in the Properties or of any Hydrocarbon production attributable to Borrower’s Working Interest or Net Revenue Interest in the Properties except in the ordinary course of business;

(c)

reserve any recorded or unrecorded executory rights in Borrower’s Working Interest or Net Revenue Interest in the Properties except as consented to in writing by Lender; or

(d)

allow any of its accounts payable to be more than ninety (90) days old, except for amounts being contested in good faith for which sufficient reserves have been established on the books of Borrower in accordance with GAAP.

Section 7.6.

Investments. Except for Permitted Investments, make, or suffer to exist, any Investment.

Section 7.7.

Subsidiaries and Divestitures. Borrower shall not create any direct or indirect Subsidiary or divest itself of any material assets by (a) transferring them to any future Subsidiary or (b) by entering into a partnership, joint venture, or similar arrangement. Borrower shall not make any material change in its capital structure or enter into any management contract permitting a third party to exercise management rights with respect to Borrower’s business other than pursuant to the Operating Agreements.

Section 7.8.

Compliance with Laws. Borrower shall not (a) violate any Environmental and Safety Regulation in any manner which could reasonably be expected to have Material Adverse Effect; or (b) use or permit the use of any of the Properties to generate, treat, store, handle, transport or dispose of Hazardous Materials except in compliance in all material respects with all applicable Environmental and Safety Regulations, and which the failure to so comply could reasonably be expected to have a Material Adverse Effect. Upon the occurrence of any Release of Hazardous Materials, Borrower shall promptly commence and perform, or cause to be promptly commenced and performed, without cost to Lender, all investigations, studies, sampling and testing, and all remedial, removal and other actions reasonably necessary to clean up and remove all Hazardous Materials to comply with the requirements of all applicable Environmental and Safety Regulations.

Section 7.9.

Dividends and Distributions. Borrower shall not:

(a)

declare or pay any cash dividends or distributions;

(b)

except as permitted by Section 7.9(a), declare or make any distribution in cash or other property or return of capital;

(c)

purchase or redeem any of its Equity Interests or other securities;

(d)

issue additional Equity Interests of any class to any Person; or

(e)

take any other action that could have substantially the same effect as any of the actions prohibited under items (a)–(d) above.

Section 7.10.

Modifications. Borrower shall not alter, amend or cause the alteration or amendment of any of the Loan Documents, any Operating Agreement, any Hedging Agreement or any farmout agreement without the prior written consent of Lender.

Section 7.11.

Development Expenditures. In connection with the development of the Properties, Borrower shall not expend any proceeds of the Term Loan for activities not expressly provided for herein or included on an AFE approved in writing by Lender.

Section 7.12.

Minimum Quarterly Net Operating Cash Flow. Without prior written consent of Lender, Borrower shall not permit cumulative Net Operating Cash Flow that is sold to fall below the amounts set forth on Schedule 7.12 for the periods of time set forth therein.

Section 7.13.

Minimum Quarterly Net Revenue Interest Production Levels. Borrower shall not allow its Net Revenue Interest Hydrocarbon production sold to fall below the amounts set forth on Schedule 7.13, as measured on a MCFE basis, for the periods of time set forth therein.

Section 7.14.

Other. Borrower shall not:

(a)

fail to observe all of the provisions of Articles V and VI after the Closing, to the extent not already subsumed in this Article VII;

(b)

declare an Early Termination Date (as that term may be defined in the Swap Agreement) or any similar action pursuant to any Hedging Agreement without the prior written consent of Lender;

(c)

enter into any Hedging Agreement not approved in writing by Lender;

(d)

enter into a unit operating agreement relating to the Properties without the written consent of Lender;

(e)

except as set forth on Schedule 4.29, Borrower shall not enter into any transaction with any Affiliates without the prior written consent of Lender, and, if approved by Lender, Borrower shall conduct those transactions on an arm’s-length basis;

(f)

except as otherwise authorized under this Agreement, (i) sell or enter into any agreement to sell any assets of Borrower outside the ordinary course of business without the prior written consent of Lender, or (ii) enter into any financial transactions that are, in the opinion of Lender, unusual or not customary in the oil and gas industry;

(g)

except as authorized in this Agreement or pursuant to an approved Development Plan, make expenditures on capital projects in excess of Twenty-Five Thousand Dollars ($25,000) that have not been approved in writing by Lender; or

(h)

adopt any Employee Plan without approval of Lender.

Section 7.15.

Proceeds of Notes. Borrower will not permit the Advances of the Term Notes to be used for any purpose other than those permitted by Section 2.3. Neither Borrower nor any Person acting on behalf of Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulations T, U or X or any other regulation of the Federal Reserve Board or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. If requested by Lender, Borrower will furnish to Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or such other form referred to in Regulation T, U or X of the Federal Reserve Board, as the case may be.

Section 7.16.

Limitation on Leases. Borrower will not create, incur, assume or suffer to exist any obligation for the payment of rent or hire of property of any kind whatsoever (real or personal but excluding Capital Leases and leases of Hydrocarbon Interests), under leases or lease agreements which would cause the aggregate amount of all payments made by Borrower pursuant to all such leases or lease agreements, including, without limitation, any residual payments at the end of any lease, to exceed Ten Thousand Dollars ($10,000) in any period of twelve (12) consecutive calendar months during the life of such leases.

Section 7.17.

Nature of Business. Borrower will not allow any material change to be made in the character of its business as an independent Hydrocarbon exploration and production company. Borrower will not acquire or make any other expenditure (whether such expenditure is capital, operating or otherwise) in or related to, any oil and gas properties not located within the geographical boundaries of the United States.

Section 7.18.

Deposit Accounts. Except for those identified on Schedule 4.42, Borrower will not maintain any additional deposit accounts (as defined in the UCC) without the prior written approval of Lender.

Section 7.19.

No Severance Agreements. Without the prior written approval of Lender, Borrower will not enter into or become bound by or cause or allow any of the Collateral to become subject to any agreement under which Borrower could become obligated to pay any amounts or make the accommodations to any Person, in connection with that Person’s resignation, termination or any similar occurrence.

Section 7.20.

G&A Expenses. Borrower will not allow G&A Expenses to exceed the G&A Cap.

Section 7.21.

Commodity Deliveries. Enter into obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements in the ordinary course of business.

Section 7.22.

Disqualified Capital Stock. Neither Borrower nor Parent may issue any Disqualified Capital Stock.

Section 7.23.

Warranties, Representations, Covenants. Without prior written consent of Lender, Borrower shall not violate such other warranties, representations and covenants as are usual and customary.

ARTICLE VIII
Further Rights of Lender

Section 8.1.

Delivery of Additional Documents; Power of Attorney. Until the Obligations are repaid in full, Borrower, at its own expense, shall do all things and shall deliver all instruments requested by Lender to create, perfect, protect or continue any security interest, Mortgage or Lien granted or created under this Agreement or any of the Security Documents. Lender may examine, inspect and copy or make extracts from all books and records of Borrower at any time during regular business hours upon prior written notice to Borrower. Borrower authorizes Lender to execute alone any other instruments that Lender may require to establish, perfect, protect or continue any Lien or security interest under this Agreement or any of the Security Documents and further authorizes Lender to sign Borrower’s name on any of those instruments. Borrower authorizes Lender to appoint any Person or Persons as Lender may designate as its agent and attorney-in-fact to endorse the name of Borrower on any checks, notes, drafts or other forms of payment or security that may come into the possession of either Lender or any Affiliate of Lender, to sign Borrower’s name on invoices or bills of lading, drafts against customers, notices of assignment, verifications and schedules and, generally, to do all things necessary to carry out this Agreement and the Security Documents. The powers granted in this Section 8.1 are coupled with an interest and are, therefore, irrevocable. Neither Lender nor any agent or attorney-in-fact will be liable to any Person for any act or omission, error in judgment or mistake of law that is not intentional, willful or grossly negligent. Upon payment and performance of all Obligations of Borrower to Lender, this power of attorney will become null and void.

Section 8.2.

Payments by Lender. If Borrower fails to purchase or maintain insurance in accordance with this Agreement, or to pay any tax, assessment, government charge or levy in accordance with this Agreement, or in the event that any prohibited Lien, encumbrance or security interest is not discharged in accordance with this Agreement, or in the event that Borrower materially fails to perform or comply with any other covenant, promise or Obligation under any Loan Document, Lender may, but will not be required to, perform, pay, satisfy, discharge or bond the same for the account of Borrower, and all amounts paid by Lender, including reasonable attorneys’ fees and disbursements, will be deemed to be additional Obligations owing by Borrower to Lender under this Agreement; provided, however, that Lender will not make any payments on behalf of Borrower without providing Borrower prior written notice of at least three (3) Business Days.

Section 8.3.

Possession. Upon the occurrence and during the continuation of an Event of Default, Lender may (a) enter Borrower’s premises at any time, and (b) until it completes the enforcement of its rights in the Equipment or other Collateral subject to its security interest or Lien under the Security Documents and the sale or other disposition of any property subject to those documents, take possession of those premises without charge, rent or payment, or place custodians in control of any of the premises, remain on and use the premises and any of Borrower’s Equipment and other Collateral for the purpose of completing any work in progress, preparing any Collateral for disposition or collecting any Collateral.

Section 8.4.

Indemnification from Borrower

(a)

BORROWER SHALL, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, DEFEND, RELEASE AND INDEMNIFY LENDER AND ITS OFFICERS, DIRECTORS, EMPLOYEES AND AUTHORIZED AGENTS (COLLECTIVELY, THE “INDEMNIFIED PARTY OR PARTIES”) AND HOLD EACH OF THEM HARMLESS FROM AND AGAINST ANY AND ALL INJURIES, CLAIMS, DAMAGES, JUDGMENTS, LIABILITIES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, FEES AND DISBURSEMENTS OF COUNSEL), CHARGES AND ENCUMBRANCES WHICH MAY BE INCURRED BY OR ASSERTED AGAINST ANY OF THE INDEMNIFIED PARTIES IN CONNECTION WITH OR ARISING OUT OF ANY ASSERTION, DECLARATION OR DEFENSE OF LENDER’S RIGHTS OR SECURITY INTERESTS UNDER THE PROVISIONS OF THIS AGREEMENT, ANY SECURITY DOCUMENT OR ANY OTHER LOAN DOCUMENT OR IN CONNECTION WITH:

(i)

THE ACQUISITION OR OPERATION OF THE COLLATERAL;

(ii)

THE REALIZATION, REPOSSESSION, SAFEGUARDING, INSURING OR OTHER PROTECTION OF THE COLLATERAL WHILE AN EVENT OF DEFAULT IS CONTINUING;

(iii)

THE COLLECTING, PERFECTING OR PROTECTING OF LENDER’S LIENS AND SECURITY INTERESTS UNDER THIS AGREEMENT AND THE OTHER SECURITY DOCUMENTS; AND

(iv)

ANY INVESTIGATION, LITIGATION, OR PROCEEDING RELATED TO ANY PRESENT OR FUTURE ACQUISITION OR PROPOSED ACQUISITION BY BORROWER. BORROWER WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHTS IT MIGHT HAVE IN CONNECTION WITH ANY SUIT OR ACTION AGAINST LENDER TO CLAIM SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES TO IT, ITS BUSINESS OR ITS PROSPECTS. BORROWER HAS CONSULTED WITH ITS COUNSEL WITH RESPECT TO THE PROVISIONS OF THIS Section 8.4 AND UNDERSTANDS THAT IT IS TO BE INTERPRETED BROADLY AGAINST BORROWER.

(b)

BORROWER SHALL, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, DEFEND, RELEASE AND INDEMNIFY THE INDEMNIFIED PARTIES, AGAINST, AND HOLD EACH INDEMNIFIED PARTY HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNIFIED PARTY, INCURRED BY OR ASSERTED AGAINST ANY INDEMNIFIED PARTY ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (ii) THE FAILURE OF BORROWER OR ANY OTHER PERSON TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (iii) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF BORROWER SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (iv) ANY LOAN OR ADVANCE OR THE USE OF THE PROCEEDS THEREFROM, (v) THE OPERATIONS OF THE BUSINESS OF BORROWER AND ITS AFFILIATES BY BORROWER AND ITS AFFILIATES, (vi) ANY ASSERTION THAT LENDER WAS NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS (AFTER GIVING EFFECT TO THE PERMITTED ENCUMBRANCES), (vii) ANY ENVIRONMENTAL LAW APPLICABLE TO BORROWER OR ANY AFFILIATE OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, (viii) THE BREACH OR NON-COMPLIANCE BY BORROWER OR ANY AFFILIATE WITH ANY ENVIRONMENTAL LAW APPLICABLE TO BORROWER OR ANY AFFILIATE, (ix) THE PAST OWNERSHIP BY BORROWER OR ANY AFFILIATE OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (x) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY BORROWER OR ANY AFFILIATE OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY BORROWER OR ANY OF ITS AFFILIATES, (xi) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO BORROWER OR ANY OF ITS AFFILIATES, OR (xii) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR (xiii) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNIFIED PARTY IS A PARTY THERETO, AND SUCH INDEMNITY SHALL EXPRESSLY EXTEND TO EACH INDEMNIFIED PARTY NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS, AS AMENDED, OF ONE OR MORE OF THE INDEMNIFIED PARTIES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNIFIED PARTIES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNIFIED PARTY, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY.

(c)

All amounts due under this Section 8.4 shall be payable not later than ten (10) days after written demand therefor.

Section 8.5.

Removal and Appointment of Operator. Lender will, in its reasonable discretion, have the right to approve or disapprove any action taken by Borrower to appoint, remove or replace the Operator of any of the Properties.

ARTICLE IX
Closing; Conditions Precedent to Closing

Section 9.1.

Closing. Subject to the conditions stated in this Agreement, Closing of the Term Loan will occur at a mutually agreeable time on or before September 14, 2006. The dates on which the Loan Documents are executed and each of the conditions in Section 9.2 are satisfied will be known as the “Closing Date.” Closing will occur at the offices of Greenberg Traurig, LLP, 1000 Louisiana, 18th Floor, Houston, Texas 77002, at 10:00a.m., Texas time, on the Closing Date, or at any other place and time as Borrower and Lender may agree in writing.

Section 9.2.

Conditions to Making the Initial Advance. As conditions to the making of the initial Advance under the Term Loan:

(a)

Borrower will execute and deliver to Lender each of the Loan Documents to which Borrower is a party, each in form and substance satisfactory to Lender;

(b)

Borrower will cause each Person designated by Lender to execute and deliver to Lender the Subordination Agreement;

(c)

Borrower will have obtained, on terms satisfactory to Lender, and shall be in full force and effect: (i) all permits, licenses and bonds required to own and operate the Properties under any applicable Governmental Regulations which are set forth in Schedule 6.19, and (ii) all approvals from any Governmental Authority or third party necessary or, in the reasonable discretion of Lender, appropriate, for the contemplated financing and for the continuing operations of Borrower and enforcement of rights of Lender under the Loan Documents;

(d)

Borrower will execute and deliver to Lender or its designee the Net Profits Overriding Royalty Interest Conveyance;

(e)

the sole member of Borrower will have executed and delivered to Lender a Pledge Agreement;

(f)

Lender shall have completed and be satisfied with all business, financial, legal, title, engineering and environmental due diligence with respect to Borrower, the Properties, and any of Borrower’s assets in Lender’s sole discretion;

(g)

Borrower will confirm, to the satisfaction of Lender, the location premium and transport costs for Hydrocarbons produced by the Wells within the Properties;

(h)

Borrower will deliver to Lender its pro forma financial statement and balance sheet prepared in accordance with GAAP except for the omission of the notes required by GAAP and subject to the assumptions stated and normal “year-end adjustments” and certified as of the Closing Date by Borrower’s Authorized Officer as accurately showing the financial position of Borrower after giving effect to this Agreement (including the payment of all fees and expenses to be paid or payable in connection with this Agreement and the initial Advance to be requested by Borrower under the Term Loan, if such an Advance is to be requested at Closing); in addition, Borrower will have no contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or unanticipated losses from any unfavorable commitments that are not disclosed in the financial statements;

(i)

Borrower will deliver to Lender (i) title opinions or other evidence of title relating to and agreed upon acreage of the Properties (current to the interests owned by Borrower and the security interests and Liens being granted under the Mortgage or otherwise satisfactory in form and substance to Lender) showing Defensible Title to the Properties vested in Borrower subject only to the Permitted Encumbrances and otherwise satisfactory in form and substance to Lender; (ii) a map indicating the location of each Lease comprising the Properties and identifying each PDP well, each PDNP well and each PUD location on the Properties; and (iii) a list of all Leases comprising the Properties together with the expiration dates of each Lease and a summary of any affirmative drilling obligations or other mandatory capital expenditures required to maintain each Lease in force and effect;

(j)

any necessary Governmental Authority will have approved in writing the transfer of the Properties to Borrower, and that written approval will be satisfactory in form and substance to Lender in its sole and absolute discretion;

(k)

Borrower will deliver to Lender the Basic Documents and all other documents and instruments as Lender may reasonably request, all of which will be satisfactory, in form and substance, to Lender;

(l)

Borrower will deliver to Lender satisfactory legal opinions, including usury opinions, in form and substance satisfactory to Lender in its sole and absolute discretion;

(m)

Borrower will deliver to Lender or cause to be delivered to Lender by each Person that is a party to a Loan Document that is not an individual:

(i)

a copy of resolutions, in form and substance satisfactory to Lender, authorizing (A) the execution, delivery and performance by Borrower of this Agreement, the Term Note, the Swap Agreement, the Net Profits Overriding Royalty Interest Conveyance, and the other Loan Documents to which it is or will be a party, (B) the borrowings contemplated by this Agreement, (C) the granting of the Liens, pledges and security interests contemplated by the Mortgage and the other Security Documents, certified as true and correct by an Authorized Officer of Borrower as of the Closing Date and certifying that the resolutions have not been amended, modified, revoked or rescinded as of the Closing Date;

(ii)

a certificate of the Secretary or other Authorized Officer of Borrower dated the Closing Date, certifying the Authorized Officer’s signature on behalf of Borrower executing this Agreement, and the Term Note, the Security Documents, the Net Profits Overriding Royalty Interest Conveyance, and any other Loan Documents to which Borrower is a party and any certificate or other documents to be delivered in connection with any of the Loan Documents; and

(iii)

(A) a copy of the Articles of Organization of Borrower, certified as of a date not more than thirty (30) Business Days prior to the Closing Date by the Secretary of State for the State of Louisiana, (B) a copy of the operating agreement (including any modifications) of Borrower, (C) a certificate as of a date not more than thirty (30) Business Days prior to the Closing Date from the Secretary of State for the State of Louisiana as to the existence and good standing of Borrower as a Louisiana limited liability company, and (D) a certificate dated the Closing Date from an Authorized Officer of Borrower to the effect that the documents delivered pursuant to (A)–(C) are true and correct copies and, with regard to item (A) as on file with the Secretary of State for the State of Louisiana, no action has been taken to amend, modify or repeal that document and it remains in full force and effect in that same form on the Closing Date.

(n)

Lender will have reviewed and found acceptable Borrower’s accounting and business systems (including “back-office” and administrative functions);

(o)

Borrower will have identified to Lender independent public accountants Borrower will retain, which independent public accountants shall be satisfactory to Borrower and Lender;

(p)

Borrower will execute and deliver to Lender the Swap Agreement with Lender, satisfactory to Lender in form and substance in its sole and absolute discretion;

(q)

Borrower will deliver to Lender copies of all insurance certificates required under this Agreement listing Lender as a loss payee and additional insured or as otherwise required by Lender, each certified as true and correct by an Authorized Officer of Borrower and acceptable to Lender in its sole and absolute discretion (provided, however, Borrower shall provide copies of any such insurance policy upon Lender’s request);

(r)

Borrower has provided any other information required by Section 326 of the USA PATRIOT Act or deemed necessary in the opinion of Lender to enable Lender to verify the identify of Borrower as required by Section 326 of the USA PATRIOT Act;

(s)

no material adverse change has occurred in the financial condition of Borrower or in the physical, operational or financial status of any of the Properties;

(t)

except as disclosed in this Agreement, there are no past due bills for improvements or services to the Properties that could give rise to mechanic’s or materialmen’s Liens or any other similar encumbrance arising by operation of applicable law that are not subject to a Subordination Agreement in favor of Lender;

(u)

Lender is satisfied with the management of Borrower;

(v)

the representations in each of the Loan Documents of Borrower and each other Person are true, complete and correct in all material respects;

(w)

Lender is satisfied, in its sole discretion, with the results of its due diligence examination of Borrower and the Properties, including Borrower’s proposed development of the Properties, satisfactory information regarding existing oil and gas sales, and all aspects of Borrower’s existing and contemplated oil and gas marketing activities;

(x)

no suit or other proceeding is pending or threatened before any court or Governmental Authority seeking to restrain, enjoin or prohibit or declare illegal, or seeking damages from Borrower in connection with the transactions contemplated in this Agreement or alleging the breach of any material contract;

(y)

Borrower will reimburse Lender for all Related Costs, including but not limited to environmental expenses, for which invoices have been presented;

(z)

Borrower will have delivered to Lender such financial statements as Lender may request, including the financial statements of the Borrower, Guarantor and any Affiliates, and such financial statements will be acceptable to Lender in its sole and absolute discretion;

(aa)

Borrower will have received all requisite approvals to own and operate the Properties;

(bb)

each Person designated by Lender will have executed and delivered to Lender a Deposit Account Control Agreement substantially in the form of Exhibit I;

(cc)

Borrower will have on hand working capital sufficient to conduct the operations contemplated by this Agreement as determined by Lender in its sole and absolute discretion;

(dd)

all Operating Agreements (inclusive of all COPAS provisions) with respect to the Properties will be in form and substance satisfactory to Lender in its sole and absolute discretion;

(ee)

Borrower will deliver to Lender the Development Plan covering development activities and all capital expenditures for the Properties to the satisfaction of Lender in its sole and absolute discretion;

(ff)

the transactions contemplated by this Agreement are not prohibited by law or regulations applicable to Borrower or Lender, including, but not limited to, the USA Patriot Act;

(gg)

Borrower’s Project Account will be funded with $500,000 consisting of (i) $200,000 from Jurasin Oil & Gas, Inc., which will be allocated toward the dry hole cost of the Tranche B Well; and (ii) $300,000 of fees and reimbursed expenses from the transaction contemplated by the Medco Energi Participation Agreement;

(hh)

Borrower will execute and deliver to Lender the Medco Energi Participation Agreement;

(ii)

all applicable waiting periods shall have expired without any action being taken or threatened by any Governmental Authority or third party that would restrain, prevent or otherwise impose material adverse conditions on the transactions contemplated by the Loan Documents;

(jj)

Borrower shall have provided documentation of all overrides and participation agreements to the satisfaction of Lender;

(kk)

Borrower shall have executed a joint operating agreement governing the operations of the Properties and provided a copy to Lender;

(ll)

(i) all MMS bonds for environmental liabilities shall have been funded to Lender’s satisfaction, and (ii) Borrower shall have provided all documentation and taken all steps necessary and sufficient such that Lender or a designee of Lender will be included as a signatory on the signatory qualification card on file with the MMS and any corresponding instrument with any applicable state regulatory body; provided, however, when Lender or its designee becomes such signatory, Lender or its designee shall only be able to sign MMS or applicable state regulatory authority documents on behalf of Borrower if an Event of Default has occurred and is continuing;

(mm)

Borrower shall have no unpaid bills for improvements to the Properties that may give rise to mechanic’s, materialmen’s or other similar Liens or privileges arising by operation of applicable law, except for unpaid bills the payment of which is not yet due and as disclosed to Lender in writing prior to Closing; and

(nn)

Borrower shall have executed and delivered Loan Documents amending and restating the loan documents in the Original Credit Agreement, duly executed by the applicable parties and in form and substance satisfactory to Lender and its counsel in their sole and absolute discretion.

Section 9.3.

General Additional Conditions Precedent. The following additional conditions apply to the making of each subsequent Advance under the Term Loan:

(a)

Borrower will deliver to Lender an Advance Request substantially in the form of Exhibit C;

(b)

if applicable, any necessary Governmental Authority will have consented in writing to the granting of the Liens and other rights contemplated by the Mortgage, and that written consent will be satisfactory in form and substance to Lender in its sole and absolute discretion;

(c)

upon Lender’s request and to the extent not previously provided, Borrower will obtain and deliver to Lender any other documents, including Lien waivers, additional Subordination Agreements, certificates, consents and other approvals required from third parties, all in form and substance acceptable to Lender, necessary or convenient to the preservation of all of the rights of Lender contemplated by this Agreement and the other Loan Documents;

(d)

for each Well for which Borrower is not the Operator, Borrower and Operator will execute and deliver to Lender the Operating Agreements for each Well that is the subject of any pending Advance, and each of those agreements (including the COPAS provisions) will be in form and substance satisfactory to Lender;

(e)

to the extent not previously delivered to Lender or its designee, Borrower will execute and deliver to Lender or its designee a Net Profits Overriding Royalty Interest Conveyance covering any Properties on which it has not previously granted to Lender a Net Profits Interest;

(f)

to the extent not previously delivered to Lender or its designee and acknowledged in writing by Lender, Borrower will deliver to Lender any other documents as Lender may reasonably request, including supplemental or additional title opinions, permits or consents required by any Governmental Authority and/or legal opinions (including usury opinions) from counsel to Borrower;

(g)

to the extent not previously delivered to Lender or its designee and acknowledged in writing by Lender, Borrower will have provided evidence satisfactory to Lender that all seismic and other geological, geophysical, engineering and well data relating to the Properties and owned by Borrower and has been or will be assigned to Borrower free of any encumbrance except for existing third party agreements;

(h)

to the extent not previously delivered to Lender or its designee and acknowledged in writing by Lender, Borrower will deliver to Lender an opinion or opinions of counsel to Borrower (including title opinions deemed reasonably necessary by Lender), and each opinion will be satisfactory to Lender and its counsel and will provide that Lender’s lenders or Lender’s assignees will be entitled to rely upon it; Borrower will also deliver to Lender each other document identified on Annex A, duly executed by the applicable parties and in form and substance satisfactory to Lender and its counsel;

(i)

to the extent not previously delivered to Lender, mortgages and a Net Profits Overriding Royalty Interest Conveyance in form and substance satisfactory to Lender in its sole and absolute discretion on any Properties of Borrower that constitute real property;

(j)

at the time of and immediately after giving effect to such Advance, no Default shall have occurred and be continuing;

(k)

at the time of and immediately after giving effect to such Advance, no Material Adverse Effect shall have occurred;

(l)

the representations and warranties of Borrower set forth in this Agreement and in the other Loan Documents shall be true and correct on and as of the date of such Advance, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Advance, such representations and warranties shall continue to be true and correct as of such specified earlier date;

(m)

the making of such Advances would not conflict with, or cause Lender to violate or exceed, any applicable Governmental Requirement, and no change in law shall have occurred, and no litigation shall be pending or threatened, which does or, seeks to, enjoin, prohibit or restrain, the making or repayment of any Advance or any participations therein or the consummation of the transactions contemplated by this Agreement or any other Loan Document;

(n)

Lender has approved Borrower’s insurance coverage and determined that it is satisfactory for Borrower’s operations as contemplated by the then applicable Development Plan; and

(o)

Borrower will deliver to Lender a certificate from an authorized officer of Borrower representing and warranting that the matters specified in Section 9.3(j)–(n) are true and correct as of the date of the certification.

Section 9.4.

Tranche C Additional Conditions Precedent. Lender may elect to not participate in completion of the Tranche B Well if any one or more of the following conditions are not met; provided, further, if Lender elects not to so participate, Lender shall reassign the Net Profit Interest in the Tranche B Well to Borrower. Specifically, the following additional conditions apply to the making of an Advance under Tranche C to the Term Loan:

(a)

Tranche B Well must log at least thirty (30) feet of net pay (true vertical thickness) in the Marg A sand horizon, as determined from open hole log analysis using the following criteria, all of which must be satisfied to qualify a particular logged foot as pay:

(i)

GR is less than GR Sand plus fifty percent (50%) multiplied by the difference between GR Shale and GR Sand;

(ii)

density log porosity is greater than eighteen percent (18%);

(iii)

neutron-density cross-plot porosity is greater than eighteen percent (18%); and

(iv)

water saturation is less than seventy percent (70%) using the Archie/Humble Formula, formation water resistivity of 0.045 ohmmeters, and a saturation exponent of 2.0;

(b)

average reservoir pressure in the Marg A sand horizon must be 2800 pounds per square inch absolute or greater, as determined by at least five (5) valid, stabilized, and consistent reservoir pressure measurements per Section 9.4(c) as recorded by a modern downhole formation testing device (using a modular formation dynamics tester or its equivalent) at depths coincident with logged porous and gas-productive sand;

(c)

all reservoir pressure measurements taken in the Marg A sand horizon must be within ten percent (10%) of the average of all pressures taken in this zone;

(d)

if a fluid sample is taken, the final water-gas ratio must be less than ten (10) barrels of water per MMCF of gas;

(e)

other working interest partners must be unanimously in favor of completion;

(f)

completion costs by the Operator per the applicable AFE for completion shall not exceed Tranche C funding (which already reflects 110% of estimated AFE costs), provided, however, Lender at its sole discretion may still fund and Borrower must fund excess amounts; and

(g)

Borrower shall have executed and delivered to Lender the Apache Production Handling Agreement for Lender’s review.

Section 9.5.

Post-Closing Condition. Within forty-five (45) days after Closing, Lender or a designee of Lender shall been included as a signatory on the signatory qualification card on file with the MMS and any corresponding instrument with any applicable state regulatory body; provided, however, Lender or its designee shall only be able to execute, acknowledge (where appropriate), deliver and file MMS or applicable state regulatory authority documents on behalf of Borrower if an Event of Default has occurred and is continuing.

ARTICLE X
Events of Default

Section 10.1.

Events of Default. The occurrence and continuance of any of the following at any time during the term of this Agreement will be an Event of Default:

(a)

Borrower fails to make any payment under this Agreement, the Term Note or any Security Document within two (2) Business Days after the date due; or

(b)

Borrower or any Affiliate of Borrower or any other obligor fails to comply with any material term, any condition, any covenant, or any document delivery requirement under Article V of this Agreement (other than a payment Obligation under Section 10.1(a) or Section 6.21), the Term Note, any Security Document, the Subordination Agreement or any other Loan Document, whether or not related to any payment Obligation; or

(c)

Borrower (i) executes an assignment for the benefit of its creditors, (ii) becomes or is adjudicated bankrupt or insolvent, (iii) admits in writing its inability to pay its debts generally as they become due, (iv) applies for or consents to the appointment of a conservator, receiver, trustee, or liquidator of Borrower or of all or any substantial part of its assets, (v) files a voluntary petition seeking reorganization or an arrangement with creditors, or to take advantage of or seek any other relief under any Debtor Relief Laws, (vi) files an answer admitting the material allegations of or consenting to, or defaults in, a petition filed against it in any proceeding under any Debtor Relief Laws, or (vii) institutes or voluntarily becomes a party to any other judicial proceedings intended to effect a discharge of its debts, in whole or in part, or seeking to postpone the maturity or the collection of any of its debts or to suspend any of the rights of Lender or any of its Affiliates under any of the Loan Documents; or

(d)

(i) an order, judgment, or decree is entered by any court of competent jurisdiction approving a petition seeking reorganization of Borrower or appointing a conservator, receiver, trustee, or liquidator of Borrower, or of all or any substantial part of its assets, and the order, judgment, or decree is not permanently stayed or reversed within sixty (60) days after its entry, or (ii) a petition is filed against Borrower seeking reorganization, an arrangement with creditors, or any other relief under any Debtor Relief Laws, and the petition is not discharged within ninety (90) days after its filing; or

(e)

if any statement or representation or warranty contained in this Agreement, any Security Document, any other Loan Document, any financial statement or any certificate delivered by Borrower to Lender was willfully or materially false when made or deemed made; or

(f)

if any federal tax Lien or any other Liens totaling Fifty Thousand Dollars ($50,000) or more are filed of record against Borrower, Operator or the Properties and not bonded or discharged within thirty (30) days after Borrower receives actual or constructive notice of its filing; or

(g)

if a judgment (i) for more than Fifty Thousand Dollars ($50,000) or (ii) for any amount if the execution and enforcement of such judgment could adversely affect Borrower’s or Operator’s ability to operate the Properties is entered against Borrower or Operator and not stayed, vacated, bonded, paid, or discharged within thirty (30) days of its entry, except a judgment where the claim is fully covered by insurance and the insurance company has accepted liability for the claim or for which Borrower has adequate reserves under GAAP; or

(h)

upon the occurrence of any material violation by Borrower or Operator at the Properties of any applicable Governmental Regulation, including, without limitation, any Environmental Law; or

(i)

unless Borrower provides written notice to Lender (prior to the date on which such Debt becomes due) detailing to the satisfaction of Lender the basis upon which Borrower intends to dispute the obligation, Borrower fails to pay any Debt in excess of Fifty Thousand Dollars ($50,000) (other than Debt under this Agreement) or any related interest or premium, when due (whether at scheduled maturity or by acceleration, demand or otherwise) and the failure continues after the applicable grace period, if any, specified in the agreement or instrument relating to the Debt, or any other event occurs and continues after the applicable grace period, if any, specified in the applicable agreement or instrument, if the effect of the default or event is to accelerate or to permit the acceleration of the maturity of the Debt or permit the Debt to be declared to be due and payable prior to the stated maturity; or

(j)

the occurrence of a “default” or an “Event of Default” under any of the Security Documents that continues beyond any applicable grace period; or

(k)

(i) this Agreement, the Term Note, any Security Document, the Net Profits Overriding Royalty Interest Conveyance, or any other Loan Document ceases to be in full force and effect (except in accordance with its terms) or is declared null and void or the validity or enforceability is contested or challenged by Borrower, any Affiliate of Borrower or any of their respective members, partners or shareholders; (ii) Borrower denies that it has any further liability or obligation under this Agreement, the Term Note or any of the Security Documents; or (iii) any of the Liens and security interests granted to Lender under the Security Documents cease to be valid or perfected or cease to have the priority required hereby or under the Security Documents; or

(l)

Borrower fails to provide satisfactory evidence to Lender, within thirty (30) days of Closing, that any Lien (other than Permitted Encumbrances) against the Properties in favor of a third-party has been released or subordinated to Lender; or

(m)

Borrower or Operator fails to comply with any Governmental Regulation pertaining in any way to Borrower, the Properties, the Hydrocarbons or any of the other Collateral and such failure could, in Lender’s judgment, reasonably be expected to have a Material Adverse Effect; or

(n)

Operator is removed or withdraws and the replacement Operator is not acceptable to Lender in Lender’s reasonable discretion; or

(o)

Borrower’s Working Interest or Net Revenue Interest in the Properties is decreased (other than by the conveyance of the Net Profits Overriding Royalty Interest Conveyance) from those set forth in Exhibit A without the prior written consent of Lender; or

(p)

Borrower fails to perform its obligations under the Net Profits Overriding Royalty Interest Conveyance, the Swap Agreement or any Hedging Agreement and the failure continues beyond any applicable grace period; or

(q)

Borrower defaults in the performance of its obligations under any bonds beyond the applicable grace period; or

(r)

projected PDP Reserves to be produced for the remaining term of the Swap Agreement or Hedging Agreement, as applicable, is estimated in the most recent Reserve Report to be less than the remaining volumes to be delivered according to the minimum monthly notional schedule (set forth in any Hydrocarbon Hedging Agreement or the Swap Agreement); or

(s)

Borrower modifies or amends any of its Charter Documents in any material manner without Lender’s prior written consent; or

(t)

an “Event of Default” or “Early Termination Date” is designated under the Swap Agreement or any Hedging Agreement, if caused by the action or inaction of Borrower; or

(u)

a Change of Control occurs without Lender’s prior written consent; or

(v)

a Material Adverse Effect occurs; or

(w)

Borrower fails to allocate and maintain allocation in Project Account pursuant to Section 2.7(c);

provided, however, that the events described in any of subsections 10.1(b), (e), (h), (i), (j), (l), (m), (n), (q), (v) and (w) will constitute an Event of Default only if the event described is not remedied by Borrower within fifteen (15) days after the earlier of (i) any officer of Borrower (or, in the case of any other obligor, any officer of that obligor) becoming aware of the occurrence of the event and (ii) Borrower’s receipt of a notice from Lender of the occurrence of the event.

ARTICLE XI
Remedies of Lender

Section 11.1.

Remedies. Upon the occurrence of any Event of Default other than under Section 10.1(c) or Section 10.1(d), Lender shall, by written notice to Borrower, take either or both of the following actions, at the same or different times: (a) terminate the commitments and thereupon the commitments shall terminate immediately and (b) declare the Term Note and the Term Loan due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Term Loan so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of Borrower accrued hereunder and under the Term Note and the other Loan Documents, shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by Borrower. Upon the occurrence of an Event of Default described in Section 10.1(c) or Section 10.1(d), the commitments to make additional Advances shall automatically terminate and the Term Note and the principal of the Term Loan then outstanding, together with accrued interest thereon and all fees and the other obligations of Borrower accrued hereunder and under the Term Note and the other Loan Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower. Upon the occurrence of any Event of Default, Lender shall have no further responsibility to extend and credit or afford any financial accommodation to Borrower. Upon a termination of its commitments following an Event of Default, Lender will have, in addition to all of its other rights arising under any of the Loan Documents or by operation of law or otherwise (which rights shall be cumulative), all of the rights and remedies of a secured party under the Uniform Commercial Code and will have the right to enter upon any premises where the Collateral is kept and peacefully retake possession. Upon the occurrence of any Event of Default which is not cured within the applicable cure period, immediately upon the request of Lender, Borrower shall (i) immediately withdraw as record title operator with respect to any Properties operated by Borrower, (ii) support Lender’s designated interim record title operator until a successor record title operator is elected, and (iii) support Lender’s designated nomination for successor record title operator.

Section 11.2.

Collateral. Lender will have no obligation to preserve rights to any Collateral against prior parties or to proceed first against any Collateral or to marshal any Collateral of any kind for the benefit of any other creditor of Borrower or any other Person. Borrower grants to Lender a license or other right to use, without charge, Borrower’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature related to the Collateral and necessary or convenient in connection with Lender completing production of, advertising for sale and selling any Collateral, and Borrower’s rights under all licenses and any franchise, sales or distribution agreements will inure to Lender’s benefit.

Section 11.3.

Set-Off Rights. Upon the occurrence and during the continuation of an Event of Default, Lender will have the right, at any time and from time to time, to set-off and apply against the Obligations, in any manner Lender may determine, any and all deposits (general or special, time or demand, provisional or final) or other amounts at any time credited by or owing from Lender or any depositary to Borrower whether or not the Obligations are then due; provided, however, that this sentence will not apply to any amounts owing to third-party Working Interest and Royalty Interest previously identified in writing to Lender. Lender will provide notice to Borrower not later than ten (10) days following the application of any funds under this Section 11.3. As further security for the Obligations, Borrower grants to Lender a security interest in and Lien on all money, instruments, and other property of Borrower now or at any time held by Lender, including property held in safekeeping. In addition to Lender’s right of set-off and as further security for the Obligations, Borrower grants to Lender a security interest in and Lien on all deposits (general or special, time or demand, provisional or final) and other accounts of Borrower now or at any time on deposit with or held by Lender or any depositary together with all other amounts at any time credited by or owing from Lender or any depositary to Borrower. The rights and remedies of Lender under this Section 11.3 are in addition to other rights and remedies (including other rights of set-off) that Lender may have.

Section 11.4.

Rights Under Operating Agreements. Upon the occurrence and during the continuation of an Event of Default, Lender will have the right to exercise Borrower’s rights under any Operating Agreement or any other Basic Document.

ARTICLE XII
Miscellaneous

Section 12.1.

Remedies Cumulative. Lender’s rights and remedies under this Agreement are cumulative and non-exclusive of any other rights or remedies it may have under any other agreement or instrument, or by operation of law or otherwise.

Section 12.2.

Assignment. This Agreement is entered into for the benefit of Borrower and Lender and their respective successors and assigns. It will be binding upon and inure to the benefit of those parties and their respective successors and assigns. The rights and obligations of Borrower under this Agreement, the Term Note, the other Security Documents, the Swap Agreement, the Net Profits Overriding Royalty Interest Conveyance or any other Loan Document to which Borrower is a party may not be assigned without Lender’s prior written consent. Lender may assign, transfer or otherwise dispose of any of its rights or obligations under this Agreement or any of the other Loan Documents in Lender’s sole and absolute discretion. To the extent Lender assigns to any other Person an interest in the Term Note pursuant to one or more lender participation transactions, Borrower shall execute and deliver to Lender any Lender Participation Documents reasonably necessary in connection with such transaction, including the issuance by Borrower of one or more Term Notes. Additionally, so long as Borrower’s rights and obligations hereunder are not adversely affected, Lender will be entitled to grant and assign a security interest in its right, title and interest in and to the Term Note, the Security Documents and all other Loan Documents to its lender or lenders as security for indebtedness of Lender.

Section 12.3.

Notices. Any notice, demand or document which either party is required or may desire to give to the other will be in writing and, except as otherwise provided in this Agreement, given by messenger, nationally recognized courier, overnight delivery, facsimile or other electronic transmission, or United States certified mail, postage prepaid, return receipt requested, addressed to the recipient at the location shown below, or at any other address as either party may furnish to the other by notice given in accordance with this provision.

If to Lender, to:

Macquarie Bank Limited

Houston Representative Office

333 Clay Street, Suite 4550

Houston, Texas 77002

Attention:

Michael Sextro

Telephone:

(713) 986-3607

Facsimile:

(713) 986-3610

E-Mail:

michael.sextro@macquarie.com

with copies to:

Macquarie Bank Limited

Houston Representative Office

333 Clay Street, Suite 4550

Houston, Texas 77002

Attention:

Alma Torres

Telephone:

(713) 986-3600

Facsimile:

(713) 986-3610

E-Mail:

alma.torres@macquarie.com

And

Macquarie Bank Limited

Level 15, 1 Martin Place

Sydney, New South Wales 2000

Australia

Attention:

Executive Director

Telephone:

+61 2 8232 3333

Facsimile:

+61 2 8232 3590

If to Borrower, to:

Rampant Lion Energy, LLC

9700 Richmond Avenue, Suite 124

Houston, Texas 77042

Attention:

John M. Jurasin

Telephone:

(832) 242-6000

Facsimile:

(713) 917-0493

E-Mail:

johnjurasin@jurasinoilgas.com

If to any other obligor party, the notice will be sent to Borrower and to the address set forth in the Security Document or other Loan Document to which the recipient is a party.

Any notice delivered or made by messenger, facsimile, electronic mail or United States mail will be deemed to be given on the date of actual delivery as shown by messenger receipt, the sender’s facsimile machine confirmation or other verifiable electronic receipt, or the registry or certification receipt. Notwithstanding the previous sentence, if either party receives from the other any message via electronic mail that purports to be a notice under this Agreement but that contains information that is syntactically incorrect, garbled or otherwise unintelligible, the recipient will notify the sender and the message containing the unintelligible information will not be deemed to be given until it is successfully delivered (including redelivery by electronic mail) pursuant to this Section 12.3. If Lender receives oral notice of any event from an Authorized Officer of Borrower, Lender will not be required to delay the exercise of any rights arising from the occurrence of that event until it receives written confirmation of the oral notice. In the event that a discrepancy exists between the notice received by Lender orally and the written confirmation, or in the absence of a written confirmation, the oral notice, as understood by Lender will be deemed the controlling and proper notice.

Section 12.4.

Waivers; Amendments. Neither the failure nor any delay on the part of any party to exercise any right, remedy, power, privilege or option under this Agreement will operate as a waiver of that or any other right, remedy, power, privilege or option. No single or partial exercise of any right, remedy, power, privilege or option under this Agreement will preclude any other or further exercise or the exercise of any other right, remedy, power, privilege or option. No waiver of any right, remedy, power, privilege or option with respect to any occurrence will be construed as a waiver of that right, remedy, power, privilege or option with respect to any subsequent or other occurrence. No waiver will be valid unless in writing and signed by an officer of the waiving party and then only to the extent provided in the written waiver.

Section 12.5.

Confidentiality. Except as may be required by Debtor Relief Laws or by other law or in response to or in connection with arbitration proceedings or legal process or in any legal proceeding to enforce or interpret the Security Documents (including a sale by foreclosure) or any other document or instrument executed in connection with the Security Documents, and in any filings necessary or appropriate to create, maintain and perfect Liens and security interests contemplated by this Agreement, neither party will release this Agreement or any other document, agreement or instrument relating to or executed in conjunction with this Agreement, or disclose the substantive terms of any of them except to its attorneys, accountants or engineers on a need-to-know basis, without the prior written consent of the other party. Notwithstanding the previous sentence, Lender may disclose the substantive terms of or furnish its lenders and potential lenders and investment bankers and their respective attorneys, accountants or engineers with copies of this Agreement or any Security Document or any other document agreement or instrument relating to or executed or delivered to Lender in conjunction with this Agreement without the consent of Borrower. Neither party or any of their respective Affiliates will issue any press release or make any other public announcement relating to this Agreement without the prior written consent of the other party; provided, however, Lender and Borrower may each publish a “tombstone” announcement regarding this Agreement.

Section 12.6.

Final Agreement. This Agreement and the other agreements to which this Agreement refers, together with all exhibits, schedules and annexes attached to any of them, constitute the final, entire agreement among the parties and supersede any prior oral or written and all contemporaneous oral proposals, commitments, promises, agreements and understandings between the parties with respect to the subject matter of this Agreement and the other Loan Documents, all of which are merged into and replaced by the Loan Documents.

Section 12.7.

WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC. EACH OF BORROWER AND LENDER KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY (A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS AGREEMENT, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED OR ASSOCIATED WITH ANY OF THEM, BEFORE OR AFTER MATURITY; (B) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY “SPECIAL DAMAGES,” AS DEFINED BELOW; (C) CERTIFIES THAT NEITHER IT NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSELORS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT THE CERTIFYING PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREBY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. AS USED IN THIS SECTION, “SPECIAL DAMAGES” INCLUDES ALL SPECIAL, CONSEQUENTIAL, INDIRECT, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY.

Section 12.8.

GOVERNING LAW. THIS AGREEMENT, THE TERM NOTE, THE NET PROFITS OVERRIDING ROYALTY INTEREST CONVEYANCE, THE SWAP AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS (OTHER THAN THE LOAN DOCUMENTS TO THE EXTENT THEY MAY BE EXPRESSLY OR MANDATORILY GOVERNED BY LAWS OF ANOTHER JURISDICTION) ARE TO BE PERFORMED IN THE STATE OF TEXAS. EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION ARE EXPRESSLY OR MANDATORILY APPLICABLE, THIS AGREEMENT, THE TERM NOTE AND ALL OF THE OTHER LOAN DOCUMENTS (EXCEPT FOR THE SWAP AGREEMENT WHICH WILL BE GOVERNED BY, INTERPRETED AND CONSTRUED UNDER AND ENFORCED PURSUANT TO THE LAWS OF THE STATE OF NEW YORK) TOGETHER WITH ALL TRANSACTIONS PROVIDED FOR IN THEM WILL BE GOVERNED BY, INTERPRETED AND CONSTRUED UNDER AND ENFORCED PURSUANT TO THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.

Section 12.9.

No Third-Party Beneficiaries. Subject to Section 12.2, the benefits of this Agreement will not inure to any third party. Notwithstanding anything contained in this Agreement or the other Loan Documents, or any conduct or course of conduct by the parties, before or after signing this Agreement or the Loan Documents, this Agreement will not be construed as creating any rights, claims or causes of action against Lender, or any of its officers, directors, agents or employees by any Person other than Borrower.

Section 12.10.

Fees, Costs and Expenses. Whether or not the transactions contemplated by this Agreement are consummated, Borrower will promptly (and in any event, within thirty (30) days after any invoice or other statement or notice) pay all Related Costs. Additionally, except as otherwise provided herein, Borrower will promptly pay (within thirty (30) days after receipt of invoice or other statement or notice) (a) all transfer, stamp, mortgage, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents or any other document referred to herein or therein, (b) all reasonable costs and expenses incurred by or on behalf of Lender (including attorneys’ fees, consultants’ fees and engineering fees, travel costs and miscellaneous expenses) in connection with (i) the negotiation, preparation, execution and delivery of any and all consents, waivers and amendments to any of the Loan Documents, (ii) the filing, recording, refiling and re-recording of any Loan Documents and any other documents or instruments or further assurances required to be filed or recorded or refiled or re-recorded by the terms of any Loan Document, (iii) the borrowings hereunder and other action reasonably required in the course of administration hereof, and (iv) monitoring or confirming (or preparation or negotiation of any documents related to) Borrower’s compliance with any covenants or conditions contained in this Agreement or in any other Loan Document, and (c) all reasonable costs and expenses incurred by or on behalf of Lender (including attorneys’ fees, consultants’ fees and accounting fees) in connection with the defense or enforcement of any of the Loan Documents (including this section) or the defense of Lender’s exercise of its rights thereunder. In addition, except as otherwise provided herein, until all Obligations are paid in full, Borrower shall also pay or reimburse Lender for all reasonable out-of-pocket costs and expenses of Lender or its agents or employees in connection with the continuing administration of the Term Loan and the related due diligence of Lender, including travel and miscellaneous expenses and fees and expenses of Lender’s outside counsel, reserve engineers and consultants engaged in connection with the Loan Documents.

Section 12.11.

Compliance with Law. It is the intention of the parties to comply with applicable usury laws (now or later enacted). Accordingly, and notwithstanding any provision to the contrary in this Agreement, the other Security Documents or any other Loan Document, in no event will this Agreement or any other Loan Document require the payment or permit the collection of interest in excess of the Highest Lawful Rate. If, under any circumstances, the fulfillment of any provision of this Agreement or of any other Loan Document will involve exceeding the Highest Lawful Rate for the contracting for or charging or collecting interest, then the obligation to be fulfilled will, ipso facto, be reduced to the allowable limit, and if, under any circumstances, Lender ever receives pursuant to any of the Loan Documents anything of value as interest or that is deemed to be interest under applicable law that would exceed the Highest Lawful Rate, the amount that would otherwise be excessive interest will be applied to the reduction of the principal amount owing under the Term Note or on account of any other indebtedness owed by Borrower to Lender, and not to the payment of interest; or, if any portion of the excessive interest exceeds the unpaid balance of principal of that indebtedness, then the excess amount will be refunded to Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness owed by Borrower to Lender exceeds the Highest Lawful Rate, Borrower and Lender will, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects of them, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of the indebtedness so that the actual rate of interest on account of the indebtedness does not exceed the Highest Lawful Rate, and (d) allocate interest between portions of the indebtedness so that no portion will bear interest at a rate greater than the Highest Lawful Rate.

Section 12.12.

Obligations are Non-Recourse to Members. Except for the rights of Lender under the Pledge Agreement (including Lender’s rights in and to the Collateral described in the Pledge Agreement), neither Lender nor its successors or assigns, nor any holder or holders of the Term Note will have any claim, remedy, or right to proceed (at law or in equity) against any of Borrower’s members for the payment or performance of any of the Obligations. Notwithstanding the previous sentence, however, nothing contained in this Section 12.12 will limit, restrict, or impair the rights of the holders of the Term Note to (a) accelerate the maturity of the Term Note during the continuation of an Event of Default, (b) bring suit and obtain a judgment against Borrower on the Term Note, (c) exercise all of Lender’s rights and remedies under each of the Security Documents, including the right to foreclose or otherwise realize upon the Collateral and collect sums due or to become due in connection with the Collateral, or (d) exercise any of the other rights of Lender under this Agreement or any of the other Loan Documents.

Section 12.13.

Severability. Any section, clause, subsection, sentence, paragraph, provision or term this Agreement held invalid, illegal, or ineffective by a court of competent jurisdiction will not impair, invalidate or nullify the remainder of this Agreement.

Section 12.14.

Captions; Headings. The headings, captions and arrangements contained in this Agreement have been inserted for convenience only and will not be deemed in any manner to modify, explain, enlarge or restrict any provision in this Agreement.

Section 12.15.

Construction. Borrower and Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement, the Term Note and each of the other Loan Documents with its legal counsel and that this Agreement and the other Security Documents will be construed as if jointly drafted by Borrower and Lender. In the event of a conflict between the terms of this Agreement and the Security Documents, the terms of this Agreement shall be controlling.

Section 12.16.

Additional Documents. From time to time after the date of this Agreement, each of the parties hereto agrees to execute and deliver or cause to be executed and delivered, all reasonable documents and instruments, and take any other reasonable and lawful action as the other party may deem necessary or desirable to perfect or evidence perfection of its security interest, to enforce its rights under this Agreement or to otherwise effectuate the purposes of this Agreement. Upon the full payment and complete discharge of Borrower’s Obligations under this Agreement and the other Loan Documents, Lender will, at the request and expense of Borrower, prepare and deliver documents evidencing the release and termination of the Liens, security interests, and other interests of Lender under the Security Documents.

Section 12.17.

Counterpart Execution. This Agreement may be executed simultaneously in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

Section 12.18.

EXCULPATION PROVISIONS. EACH OF THE PARTIES AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS AND CONDITIONS CONTAINED IN THEM; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATION OF EACH OF THE LOAN DOCUMENTS AND HAS RECEIVED THE ADVICE OF ITS LEGAL COUNSEL IN ENTERING INTO THE LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR THAT LIABILITY. EACH PARTY AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF THE PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”

Section 12.19.

No Other Agreements; No Parol Evidence. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS ADDRESSED IN THEM AND CANNOT AND WILL NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 14th day of September, 2006.

Borrower:

Rampant Lion Energy, LLC,

a Louisiana limited liability company

By: Jurasin Oil & Gas, Inc.,
a Louisiana corporation, its Managing Member

By: /s/ John M. Jurasin

John M. Jurasin, President

THIS IS AN ACKNOWLEDGMENT PAGE TO THE NET PROFITS

OVERRIDING ROYALTY INTEREST CONVEYANCE

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the14th day of September, 2006.

Lender:

Macquarie Bank Limited,

a bank incorporated under the laws of Australia

SIGNATURE PAGE TO THE CREDIT AGREEMENT